UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-08037

              AdvisorOne Funds

(Exact name of registrant as specified in charter)

              4020 South 147th Street, Omaha, NE                  68137

(Address of principal executive offices)               (Zip code)

              Gemini Fund Services, LLC., 150 Motor Parkway, Suite 205, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:         402-493-3313

Date of fiscal year end:  10/31

Date of reporting period:4/30/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE DUNHAM FUNDS

DUNHAM SHORT-TERM BOND FUND

DUNHAM CORPORATE/GOVERNMENT BOND FUND

DUNHAM REAL ESTATE STOCK FUND

DUNHAM APPRECIATION & INCOME FUND

DUNHAM INTERNATIONAL STOCK FUND

DUNHAM LARGE CAP VALUE FUND

DUNHAM SMALL CAP VALUE FUND

DUNHAM LARGE CAP GROWTH FUND

DUNHAM EMERGING MARKETS STOCK FUND

DUNHAM SMALL CAP GROWTH FUND

SEMI-ANNUAL REPORT

APRIL 30, 2005

(UNAUDITED)

INVESTMENT ADVISER

DUNHAM & ASSOCIATES

INVESTMENT COUNSEL, INC.

P.O. BOX 910309

SAN DIEGO, CALIFORNIA 92191

THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF THE DUNHAM FUNDS. IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED BY OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH CONTAINS INFORMATION CONCERNING INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUNDS. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR THIS AND OTHER INFORMATION ABOUT THE DUNHAM FUNDS, CONTACT YOUR FINANCIAL ADVISER OR CALL CLIENT SERVICES AT 1-800-442-4358.

This Semi-Annual Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements also include those preceded by, followed by or that include the words “believes”, “expects”, “anticipates” or similar expressions.  Such statements should be viewed with caution.  Actual results or experience could differ materially from the forward-looking statements as a result of many factors, including the inability of the Funds to meet sales goals and slowing of the overall economy.  Each Fund makes no commitments to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements.  In addition, prospective purchasers of the Funds should consider carefully the information set forth herein.  Other factors and assumptions not identified above may also have been involved in the derivation of these forward-looking statements, and the failure of these other assumptions to be realized may also cause actual results to differ materially from those projected.

Message from the Adviser

Dear Fellow Shareholders,

I am pleased to provide you with this semi-annual report for The Dunham Funds for the period ended April 30, 2005.

Dunham & Associates launched The Dunham Funds on December 10, 2004.  There are ten Funds in The Dunham Funds that cover ten separate asset classes.  We offer a wide range of asset classes in keeping with our belief in asset allocation.

The investment markets during the inaugural period for the Dunham Funds have been quite choppy and volatile.  The S&P 500 Index was down approximately 3% during the near-5 month period.  The December period was generally very favorable, while January started with a whimper, but strong economic and corporate profit releases helped the markets rebound strongly during the middle part of the first quarter.  However, inflationary concerns and a possibly more aggressive Federal Reserve worried investors and led to a sharp decline in March and April.

The overriding theme in the reporting period was energy.  Specifically, oil prices continued to stay at record levels, and nearly touched $60 a barrel several times in the quarter.  This affected all of us at the pump, with the national average for a gallon of gasoline staying above $2 and expected to climb for the summer travel period.

Although you paid more at the local gas station, if you owned any oil service stocks, you watched them climb along with the price of a gallon of gasoline.  In fact, energy-related stocks were the top performing area in the period, whereas most other sectors were either flat or in negative territory.

Technology stocks were punished in the period, as weaker than expected earnings from several major companies weighed on the sector.  Other weak sectors were consumer discretionary, telecommunications, and financial services.

The yield curve continued to flatten in the quarter, and the effect on bonds was mixed.  The Fed raised short-term interest rates for the eighth consecutive time since last June, with the fed funds rate now at 3% as of the writing of this letter, or three times as high as a year ago.  Following a ramp-up in interest rates late in the period, long-term bonds saw their prices drop sharply.  Most bond managers we speak with view the markets with a cautious and uncertain outlook which is why we recommend keeping a close eye on your bond funds and taking a diversified approach to fixed-income investments.

Foreign markets beat domestic markets in the quarter, a trend that continues in its fourth year.  However, the U.S. dollar strengthened against the major foreign currencies, which may signal a technical rebound or be due to foreign investors moving more money to U.S. Treasuries as interest rates here continued to rise.  With all of this in mind, we recommend allocating some of your equity portfolio to foreign stocks.

In closing, The Dunham Funds are off to a strong start!  We foresee good things ahead for The Dunham Funds and we are diligently working to provide you great service, selection and performance in the years ahead.  An example of that is our new fund.  Effective July 1, 2005, we will be launching the Dunham High-Yield Bond Fund.  We will also be changing sub-advisers for the International Stock Fund and expanding the universe of investable companies to include stocks that trade in their local markets around the world.  We are negotiating with each of our sub-advisers to transition to a performance-based fulcrum fee compensation structure, which aligns the sub-advisers’ interests with you, the client.  As most of you know, performance-based fees have been a cornerstone of our philosophy for 20 years now.  By mid-year 2005, we will start this process, which requires shareholder and SEC approval.

Thank you for giving us the most important thing you could, your trust.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates Investment Counsel, Inc.

May 31, 2005

NOT FDIC INSURED│NO BANK GUARANTEE │MAY LOSE VALUE

Past Performance is not indicative of future results.

Dunham Short-Term Bond Fund

Message from the Sub-Adviser

Merganser Capital Management LP

Boston, Massachusetts

This is the semi-annual report for the Dunham Short-Term Bond Fund.

Merganser, the Fund’s sub-adviser, has positioned the portfolio with a high quality bias, using selective credits to add incremental yield.  Recent bond issuance by auto-makers injected volatility in the fixed income market with lower quality credits underperforming as credit spreads started widening in general.

The addition of A- and AA-rated utility names helped the portfolio.  Even though spreads widened significantly in the auto sector, Merganser added Ford as a new credit to the portfolio.  Merganser feels that the additional yield (75 basis points over LIBOR) more than justifies the additional risk.  While the price volatility in that position will be high, Merganser expects to hold this position to maturity.  Merganser expects to find more opportunities in lower quality issues and will build positions with a remaining maturity of less than one year if the incremental yield justifies the additional risk.

Opportunities in the asset-backed securities (ABS) market are currently hard to find with the exception of some selective issues in the home equity market.  Adding additional collateralized mortgage obligations (CMOs) rather than straight pass-through mortgage-backed securities (MBS) will protect the portfolio against extension risk.

Holdings in collateralized mortgage-backed securities (CMBS) positively contributed to the portfolio, with the manager mainly focusing on first tranches offering some protection against extension risk.  CMBS spreads have been tightening over the swap rate in the last couple of months.

The sub-adviser expects the Fed to continue raising rates at a moderate pace except if inflation worries should increase, then the Fed might increase rates in 50 bps increments rather than the current 25 basis points increments.  In what only can be called a difficult environment for a fixed income manager,  Merganser expects a total return of 2.00% to 2.25% for calendar year 2005.

Portfolio Summary

Top 10 Portfolio Holdings*		Portfolio Composition*
Company
General Electric Capital Corp., 8.75%, 5/27/07	3.42%
Nationsbank / Bank of America Corp.,
6.375%, 2/15/08	2.50%
Morgan Stanley Dean Witter, 10.00%, 6/15/08	2.49%
FHLB, 6.99%, 7/26/06	2.04%
Lehman Brothers Holdings, Inc., 8.25%, 6/15/07	1.99%
Citibank Credit Card Issuance Trust Series
2004-A1, 2.55%, 1/20/09	1.97%
Abbey National PLC, 6.69%, 10/17/05	1.81%
U.S. Treasury Notes, 2.875%, 11/30/06	1.70%
Amsouth Bank, 2.82%, 11/3/06	1.63%
Dillard Credit Card Master Trust, 3.80%, 9/15/10	1.54%

*Based on portfolio market value as of April 30, 2005.
Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Short-Term Bond Fund
April 30, 2005

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
ASSET BACKED SECURITIES - 28.03%
Agricultural Machinery - 1.41%
Caterpillar Financial Asset Trust Series 2004-A A3	$ 600,000	3.130%		1/26/09	$ 594,136

Automobiles - 7.16%
Americredit Automobile Receivables Trust Series 2005-AX A3	625,000	3.630%		1/6/10	620,278
Bay View Auto Trust Series 2005-LJ1 A3	500,000	3.860%		3/25/10	497,482
Honda Auto Receivables Owner Trust 2005-2 A3	400,000	3.930%		1/15/09	399,965
Onyx Acceptance Owner Trust 2005-A A4	500,000	3.910%		9/15/11	495,367
USAA Auto Owner Trust 2005-1 A4	500,000	4.130%		11/15/11	498,949
Wachovia Auto Owner Trust 2004-A A3	500,000	3.190%		6/20/08	496,405
					3,008,446
Banks - 8.58%
Bank One Issuance Trust Series 2004-B2	250,000	4.370%		4/15/12	249,695
Capital One Multi-Asset Execution Trust 2003-A6	600,000	2.950%		8/17/09	592,301
Citibank Credit Card Issuance Trust Series 2004-A1	850,000	2.550%		1/20/09	830,607
Dillard Credit Card Master Trust	650,000	3.800%		9/15/10	649,677
Fifth Third Auto Trust Series 2004-A A3	335,000	3.190%		2/20/08	332,018
MBNA Credit Card Master Note Trust 2002-A1	500,000	4.950%		6/15/09	509,469
Navistar Financial Corp. Owner Trust 2004-A A3	450,000	2.010%		8/15/08	442,021
					3,605,788
Construction Services - 2.59%
Centex Home Equity Series 2003-C AF3	500,000	3.690%		3/25/28	498,128
Residential Asset Mortgage Products	600,000	3.981%		4/25/29	592,300
					1,090,428
Financial Services - 4.84%
CIT Equipment Collateral Series 2004-VT1 A3	600,000	2.200%		3/20/08	591,720
CNH Equipment Trust 2005-A A4B	450,000	4.290%		6/15/12	449,925
Countrywide Asset-Backed Certificates Series 2004-7 AF3	400,000	3.903%		1/25/31	396,452
Ikon Receivables LLC	600,000	3.270%		7/15/11	594,813
					2,032,910
Miscellaneous - 1.95%
Household Private Label Credit Master Note Series 2002-1 A	500,000	5.500%		1/18/11	512,672
PNC Student Loan Trust	310,700	6.728%		1/25/07	307,467
					820,139
Trucks - 0.71%
Ryder Vehicle Lease Trust Series 1999-A A5	294,204	7.130%		10/16/06	296,345

Utilities - 0.79%
Peco Energy Transition Trust	325,000	6.050%		3/1/09	333,331

TOTAL ASSET-BACKED SECURITIES
(Cost - $ 11,833,950)					11,781,523

COLLATERALIZED MORTGAGE OBLIGATIONS - 23.31%
Banks - 1.15%
Banc of America Commercial Mortgage, Inc. Series 2004-2 A2	500,000	3.520%		11/10/38	485,254

Investment Services - 9.24%
Bear Stearns Commercial Mortgage
Securities Series 2003-PWR2 A1	491,016	3.432%		5/11/39	480,329
Bear Stearns Commercial Mortgage
Securities Series 2004-PWR4 A1	442,624	4.361%		6/11/41	442,340

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Short-Term Bond Fund (Continued)
April 30, 2005

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Investment Services - 9.24% (Continued)
CS First Boston Mortgage Securities Corp. Series 2001-CP4 A2	$ 350,000	5.870%		12/15/35	$ 363,932
CS First Boston Mortgage Securities Corp. Series 2003-CK2 A1	274,786	3.006%		3/15/36	268,436
GE Capital Commercial Mortgage Corp. Series 2005-CL A1	461,497	4.012%		6/10/48	459,684
JP Morgan Chase Commercial Mortgage Series 2005-LDP1 A1	443,760	4.116%		3/15/46	442,938
LB-UBS Commercial Mortgage Trust Series 2003-C1 A1	456,554	2.720%		3/15/27	445,029
Morgan Stanley Mortgage Loan Trust Series 2004-T13 A1	507,116	2.850%		9/13/45	492,409
SuperAnnuation Members Home Loans Global Fund Series 6A	489,221	3.389%	+	11/9/35	488,919
					3,884,016
U.S. Government Agency - 12.92%
FNMA Series 2003-52 KR	354,575	3.500%		2/25/17	343,562
FNMA Series 2004-17 HA	312,008	3.000%		1/25/19	293,089
FNMA Series 2003-32 PE	500,000	4.000%		3/25/26	489,895
FNMA Series 2003-62 OD	250,000	3.500%		4/25/26	240,808
FNMA Series 2003-34 GT	500,000	4.000%		1/25/27	492,254
FNMA Series 2003-73 GA	486,588	3.500%		5/25/31	466,216
FNMA Series 2003-69 GJ	490,644	3.500%		12/25/31	468,942
FHLMC Series 2672 HA	527,753	4.000%		9/15/16	521,130
FHLMC Series 2627 BG	494,999	3.250%		6/15/17	476,083
FHLMC Series 2643 ME	535,330	3.500%		3/15/18	515,787
FHLMC Series 2638 NC	500,000	3.000%		5/15/22	481,690
FHLMC Series 2866 TG	638,968	4.500%		7/15/27	639,926
					5,429,382
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost - $ 9,871,274)					9,798,652

CORPORATE BONDS - 39.88%
Automobiles - 2.61%
DaimlerChrysler NA Holding Corp.	350,000	4.125%		3/7/07	344,421
Ford Motor Credit Co.	450,000	6.125%		1/9/06	452,067
General Motors Acceptance Corp.	300,000	6.750%		1/15/06	302,220
					1,098,708
Banks - 18.78%
ABN Amro Holding NV Yankee Bond	430,000	7.125%		6/18/07	455,545
Abbey National PLC Yankee Bond	750,000	6.690%		10/17/05	760,765
American Express Centurion	430,000	4.375%		7/30/09	430,298
Amsouth Bank	700,000	2.820%		11/3/06	688,592
Deutsche Bank Financial Yankee Bond	450,000	6.700%		12/13/06	468,690
Goldman Sachs Group, Inc.	500,000	7.350%		10/1/09	555,694
HSBC Bank PLC	500,000	7.625%		6/15/06	520,161
Inter-America Devel Bank	350,000	8.400%		9/1/09	407,601
Mellon Bank	275,000	7.375%		5/15/07	291,666
Nationsbank / Bank of America Corp.	1,000,000	6.375%		2/15/08	1,053,811
Northern Trust Co.	490,000	7.300%		9/15/06	510,996
Suntrust Bank Central Florida	360,000	6.900%		7/1/07	380,488
Union Bank of Switzerland - New York	600,000	7.250%		7/15/06	620,626
Union Planters Bank NA	310,000	6.500%		3/15/08	328,087
Washington Mutual, Inc.	400,000	7.500%		8/15/06	416,356
					7,889,376
Conglomerates - 3.42%
General Electric Capital Corp	1,319,000	8.750%		5/27/07	1,438,524

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Short-Term Bond Fund (Continued)
April 30, 2005

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Food - 1.04%
Kellogg Co.	$ 430,000	6.000%		4/1/06	$ 438,607

Insurance - 1.24%
Allstate Life Global Fund	525,000	3.850%		1/25/08	519,294

Investment Services - 6.93%
Citigroup, Inc.	600,000	6.750%		12/1/05	610,794
Citigroup, Inc.	415,000	3.000%	+	6/4/07	415,133
Lehman Brothers Holdings, Inc.	775,000	8.250%		6/15/07	839,839
Morgan Stanley Dean Witter	900,000	10.000%		6/15/08	1,049,081
					2,914,847
Savings & Loans/Thrifts - 1.15%
U.S. Central Credit Union	500,000	2.750%		5/30/08	483,557

Telecommunications - 0.31%
SBC Communications Capital Corp.	125,000	6.680%		11/28/07	131,728

Utilities - 4.40%
Central Maine Power Co.	500,000	6.670%		1/30/06	510,066
Con Edison Co. of New York	425,000	4.700%		6/15/09	429,795
Florida Power & Light	450,000	6.875%		12/1/05	458,453
Georgia Power Co.	450,000	2.990%	+	2/17/09	450,218
					1,848,532
TOTAL CORPORATE BONDS
(Cost - $ 16,865,064)					16,763,173

U.S. GOVERNMENT & AGENCIES -3.75%
U.S. Government Agency -2.04%
FHLB	825,000	6.990%		7/26/06	857,698

U.S. Treasury Obligations -1.71%
U.S. Treasury Notes	725,000	2.875%		11/30/06	717,354
TOTAL U.S. GOVERNMENT & AGENCIES
(Cost - $ 1,584,909)					1,575,052

SHORT TERM INVESTMENT - 5.28%	Shares
Milestone Treasury Obligation Portfolio - Institutional Class
(Cost - $2,221,227)	2,221,227				2,221,227

Total Investments - 100.25%
(Cost - $ 42,376,424)					42,139,627
Other assets less liabilities - (0.25%)					(106,419)
NET ASSETS - 100.00%					$ 42,033,208

+ Variable rate security

Dunham Corporate/Government Bond Fund

Message from the Sub-Adviser

Seneca Capital Management LLC

San Francisco, California

This is the semi-annual report for the Dunham Corporate/Government Bond Fund.

The bond market began the year on a positive note, as economic growth and inflationary concerns were benign enough to push down yields.  However, in mid-February, a sudden shift in sentiment took its toll on bonds across the board.

The yield curve continued to flatten in the reporting period, but we also witnessed long bonds, primarily 10-year maturities, decline the hardest in March.  The Federal Reserve raised short-term interest rates for the seventh consecutive time in March, closing the quarter with a 2.75% federal funds rate.

Seneca notes the historically tight spreads of corporate bonds, especially within the investment grade area.  In fact, they lightened the Fund’s exposure to investment grade credit securities in the quarter.  Individual bond selection through thorough credit analysis has become even more important recently Seneca notes.

High-yield bonds are viewed more attractively by Seneca, and they continue to invest approximately 15% of the Fund’s assets in the sector.  The firm looks at high-yield bonds more suspiciously twelve months from now, but for the next couple of quarters, they believe the additional yield (3% over comparable Treasuries) justifies the risk potential.

With their lack of clear conviction on the direction of bond markets, Seneca held the Fund’s duration neutral.  They also positioned the Fund within a barbell structure, which focuses on the short and long end of the curve.

Seneca thinks that the Fed may be less inclined to raise rates and may pause at one of the next meetings, as they do not see inflation accelerating too quickly.  They reduced the Fund’s “traditional” mortgage exposure during the quarter, and moved into TBA (To Be Announced) markets, which are pools of future mortgages yet to be securitized.

Portfolio Summary

Top 10 Portfolio Holdings*		Portfolio Composition*
Company
FNCL- TBA, 4.50%, 5/15/20	10.14%
FNCL- TBA, 5.00%, 5/1/35	6.32%
US Treasury Notes, 4.00%, 11/15/12	4.73%
US Treasury Notes, 5.00%, 2/15/11	2.87%
Swedish Export Credit, 0.00%, 6/5/07	1.53%
Master Alternative Loans Trust Series 2004-6
6A1, 6.50%, 7/25/34	1.37%
Morgan Stanley Mtg Loan Trust Series 2004-3
3A, 6.00%, 4/25/34	1.31%
US Treasury Notes, 2.50%, 9/30/06	1.20%
FHLMC, 5.50%, 8/15/21	1.15%
Echostar DBS Corp., 9.125%, 1/15/06	1.14%

*Based on portfolio market value as of April 30, 2005.
Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate / Government Bond Fund
April 30, 2005

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
CORPORATE NOTES & BONDS - 39.38%
Aerospace / Defense - 1.54%
Goodrich Corp.	$ 378,611	7.625%		12/15/12	$ 441,403
United Technologies Corp.	200,000	4.875%		5/1/15	200,232
					641,635
Auto / Rental Equipment - 0.27%
Hertz Corp.	114,989	6.350%		6/15/10	112,502

Automobiles - 0.23%
DaimlerChrysler NA Holding	96,584	2.940%	+	9/10/07	95,613

Banks - 4.04%
Bank of America Corp.	108,175	4.375%		12/1/10	107,785
Citigroup, Inc.	136,763	5.000%		9/15/14	137,666
Colonial Bank	16,226	9.375%		6/1/11	19,185
Colonial Capital II	52,542	8.920%		1/15/27	58,648
First Republic Bank	119,764	7.750%		9/15/12	128,148
HSBC Bank USA	200,000	5.875%		11/1/34	209,223
Royal Bank of Canada	145,000	4.125%		1/26/10	143,819
Swedish Export Credit *	811,309	0.000%		6/5/07	761,740
Wachovia Corp.	119,765	4.875%		2/15/14	119,629
					1,685,843
Broadcasting / Cable TV - 4.19%
Clear Channel Communications	215,000	5.500%		9/15/14	203,637
Corus Entertainment, Inc.	40,178	8.750%		3/1/12	42,589
CSC Holdings, Inc.	760	7.625%		4/1/11	771
CSC Holdings, Inc.- 144A	81,131	6.750%		4/15/12	78,494
CSC Holdings, Inc.	224,076	10.500%		5/15/16	244,803
Echostar DBS Corp.	533,146	9.125%		1/15/06	568,467
Lenfest Communications, Inc.	132,900	10.500%		6/15/06	141,474
Liberty Media Corp.	120,000	5.700%		5/15/13	113,469
News America, Inc.	177,000	6.200%		12/15/34	178,576
News America, Inc.- 144A	715	6.200%		12/15/34	721
Rogers Cable Inc.	69,541	7.875%		5/1/12	71,627
Time Warner, Inc.	85,000	9.125%		1/15/13	106,712
					1,751,340
Capital Goods - 0.44%
American Standard, Inc.	163,807	7.625%		2/15/10	184,166

Chemicals - 0.75%
Du Pont (EI) De Nemours & Co.	123,628	4.125%		4/30/10	122,391
United Agricultural Products	195,000	8.250%		12/15/11	191,100
					313,491
Conglomerates - 1.18%
Tyco International Group- 144A	193,169	4.436%		6/15/07	193,744
Tyco International Group	274,299	6.375%		10/15/11	297,250
					490,994
Construction Services - 1.95%
D. R. Horton, Inc.	128,264	7.500%		12/1/07	135,778
D. R. Horton, Inc.	185,442	5.625%		9/15/14	179,816
K Hovnanian Enterprises	189,305	6.250%		1/15/15	183,153
Toll Corp.	177,716	8.000%		5/1/09	183,047
Toll Corp.	123,628	8.250%		12/1/11	132,127
					813,921
SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate / Government Bond Fund (Continued)
April 30, 2005

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Containers - 0.96%
Ball Corp.	$ 135,218	7.750%		8/1/06	$ 138,936
Ball Corp.	38,634	6.875%		12/15/12	39,696
Owens-Brockway	153,763	8.875%		2/15/09	163,758
Owens-Illinois, Inc.	57,951	7.150%		5/15/05	57,951
					400,341
Cruise Lines - 0.21%
Royal Carribean	50,224	8.000%		5/15/10	54,744
Royal Carribean	30,906	7.250%		3/15/18	32,451
					87,195
Finance - 3.22%
American General Finance	390,201	4.000%		3/15/11	373,934
Boeing Capital Corp.	100,000	6.100%		3/1/11	107,332
Caterpillar Financial Service Corp.	210,000	4.350%		3/4/09	209,835
General Electric Capital Corp.	210,000	4.875%		3/4/15	210,469
Goldman Sachs Group, Inc.	206,814	5.250%		10/15/13	209,721
Merrill Lynch & Co.	210,000	4.250%		2/8/10	207,128
Morgan Stanley Dean Witter	23,180	6.750%		4/15/11	25,603
					1,344,022
Food - 1.02%
Albertson's, Inc.	95,000	7.450%		8/1/29	104,196
Dean Foods Co.	140,627	8.150%		8/1/07	148,010
Dean Foods Co.	50,000	6.900%		10/15/17	50,500
Kraft Foods, Inc.	117,939	5.625%		11/1/11	123,709
					426,415
Hotels / Casinos - 1.39%
Hilton Hotels Corp.	154,536	7.625%		12/1/12	177,510
Intrawest Corp.	205,000	7.500%		10/15/13	203,975
Park Place Entertainment Corp.	166,125	7.875%		12/15/05	169,240
Park Place Entertainment Corp.	27,044	7.875%		3/15/10	29,613
					580,338
Insurance - 2.65%
Endurance Specialty Holding	94,989	7.000%		7/15/34	104,868
Fund American Co., Inc.	173,852	5.875%		5/15/13	176,994
Loews Corp.	205,000	6.000%		2/1/35	202,454
Protective Life	130,000	2.720%	+	1/14/08	129,949
Protective Life	506,102	4.000%		4/1/11	491,577
					1,105,842
Medical - 2.99%
Amgen, Inc.- 144A	139,082	4.850%		11/18/14	139,606
Cardinal Health, Inc.	96,584	6.750%		2/15/11	105,526
Coventry Health Care, Inc.- 144A	135,000	5.875%		1/15/12	134,325
Coventry Health Care, Inc.- 144A	90,000	6.125%		1/15/15	89,550
Fresenius Medical	171	7.875%		2/1/08	177,840
HCA, Inc.	135,218	5.750%		3/15/14	130,453
HCA, Inc.	19,317	6.375%		1/15/15	19,387
Merck & Co., Inc.	85,000	4.750%		3/1/15	83,605
Owens & Minor, Inc.	139,082	8.500%		7/15/11	149,513
UnitedHealth Group, Inc.	104,748	3.300%		1/30/08	102,144
Wyeth	112,038	5.500%		3/15/13	116,030
					1,247,979

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate / Government Bond Fund (Continued)
April 30, 2005

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Oil - 2.09%
BP Capital Markets PLC	$ 92,721	2.625%		3/15/07	$ 90,829
Burlington Resources	3,863	0.000%		12/31/40	-
Conoco Phillips	270,436	5.900%		10/15/32	292,932
Kinder Morgan Energy	81,131	7.300%		8/15/33	95,645
Pioneer Natural Resources Co.	185,442	5.875%		7/15/16	183,850
Trans-Canada Pipelines	220,212	4.000%		6/15/13	209,432
					872,688
Paper / Paper Products - 1.47%
Abitibi Consolidated, Inc.	122	8.300%		8/1/05	123
Abitibi Consolidated, Inc.	15,454	6.000%		6/20/13	12,672
Bowater, Inc.	200,896	9.000%		8/1/09	206,923
Cascades, Inc.	146,808	7.250%		2/15/13	144,606
Celulosa Arauco Y Constitucion- 144A	105,000	5.625%		4/20/15	105,331
Norske Skog Canada LTD	142,945	8.625%		6/15/11	145,804
					615,459
Real Estate / REIT's - 0.81%
Meritage Homes Corp.- 144A	240,000	6.250%		3/15/15	220,800
Security Capital Pacific Association	100,448	7.900%		2/15/16	117,253
					338,053
Retail - 1.50%
Omnicare, Inc.	270,436	8.125%		3/15/11	283,958
Wal Mart Stores, Inc.	328,387	4.125%		2/15/11	322,398
Yum! Brands, Inc.	17,771	7.700%		7/1/12	20,822
					627,178
Sovereign Agencies - 0.60%
Mexican UTD STS	106,125	6.750%		9/27/34	105,700
Republic of Poland	139,081	5.250%		1/15/14	143,740
					249,440
Technology - 0.63%
Fisher Scientific Intl	73,404	8.000%		9/1/13	78,909
Hutchison Whamp International Ltd- 144A	165,000	7.450%		11/24/33	185,481
					264,390
Telecommunications - 3.86%
AT&T Wireless Services, Inc.	69,541	8.750%		3/1/31	94,837
Cincinnati Bell, Inc.	90,000	7.250%		7/15/13	87,075
Deutsche Telekom International Finance	154,535	8.250%		6/15/30	207,078
Intelsat Bermuda Ltd.- 144A	45,000	8.250%		1/15/13	45,338
Intelsat Bermuda Ltd.- 144A	70,000	8.625%		1/15/15	71,050
Nextel Communications, Inc.	173,852	6.875%		10/31/13	182,545
Nextel Communications, Inc.	115,000	5.950%		3/15/14	116,437
Sprint Capital Corp.	299,989	8.750%		3/15/32	403,389
Verizon Global	327,940	7.750%		12/1/30	408,062
					1,615,811
Utilities - 1.39%
Carolina Power & Light	70,000	5.700%		4/1/35	71,737
Firstenergy Corp.	177,715	6.450%		11/15/11	190,865
Pacific Gas & Electric	65,678	4.200%		3/1/11	64,188
Scottish Power PLC	210,000	5.375%		3/15/15	213,069
Southern California Edison Co.	40,000	5.550%		1/15/36	40,476
					580,335
TOTAL CORPORATE NOTES & BONDS
(Cost - $16,355,782)					16,444,991
SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate / Government Bond Fund (Continued)
April 30, 2005

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
MORTGAGE BACKED SECURITIES - 9.93%
Banc of America Commercial Mortgage, Inc. Series 2000-1 A1A	180,707	7.109%		11/15/31	$ 189,925
Citigroup Mortgage Loan Trust, Inc. Series 2004-NCM2 2CB3	279,863	8.000%		8/25/34	294,136
CS First Boston Mortgage Securities Corp. Series 2003-29 5A1	141,456	7.000%		12/25/33	146,363
FHARM Pool 781192	282,308	3.536%		2/1/34	283,196
FNARM Pool 739151	262,717	3.215%	+	9/1/33	263,053
FNARM Pool 776324	164,572	3.593%		4/1/34	164,437
Master Alternative Loans Trust Series 2003-7 5A1	251,107	6.250%		11/25/33	255,726
Master Alternative Loans Trust Series 2004-1 3A1	232,819	7.000%		1/25/34	237,555
Master Alternative Loans Trust Series 2004-3 6A1	435,860	6.500%		4/25/34	442,759
Master Alternative Loans Trust Series 2004-5 6A1	175,231	7.000%		6/25/34	178,280
Master Alternative Loans Trust Series 2004-6 6A1	666,808	6.500%		7/25/34	682,786
Morgan Stanley Mortgage Loan Trust Series 2004-3 3A	642,060	6.000%		4/25/34	654,500
Residential Asset Mortgage Products, Inc. Series 2004-SL3 A4	332,242	8.500%		12/25/31	352,810

TOTAL MORTGAGE BACKED SECURITIES
(Cost - $4,168,504)					4,145,526

U.S. GOVERNMENT AND AGENCIES - 38.38%
U.S. Government Agency -25.30%
FHLMC	115,129	5.500%		9/15/17	118,552
FHLMC	212,486	5.000%		3/15/19	213,026
FHLMC	151,402	5.500%		8/15/21	151,868
FHLMC	570,458	5.500%		8/15/21	572,272
FHLMC	163,633	5.500%		9/15/21	164,178
FHLMC	216,341	5.500%		1/15/22	216,927
FGLMC	260,256	7.000%		1/1/33	274,815
FNMA	268,377	4.500%		12/1/34	259,294
FNCL- TBA	5,120,000	4.500%		5/15/20	5,063,997
FNCL- TBA	390,000	4.500%		5/15/35	376,472
FNCL- TBA	3,185,000	5.000%		5/1/35	3,153,150
					10,564,551
U.S. Treasury Obligations - 13.08%
U.S. Treasury Notes	432,000	1.625%		2/28/06	425,976
U.S. Treasury Notes	610,000	2.500%		9/30/06	601,350
U.S. Treasury Notes	1,359,000	5.000%		2/15/11	1,432,258
U.S. Treasury Notes	2,365,000	4.000%		11/15/12	2,362,968
U.S. Treasury Notes	250,000	4.750%		5/15/14	260,605
U.S. Treasury Notes	337,000	5.375%		2/15/31	380,626
					5,463,783
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost - $15,899,750)					16,028,334

SHORT TERM INVESTMENT- 31.85%
FHLB Discount Note	13,300,000	2.015%		5/2/05	13,298,042
(Cost - $13,298,042)

Total Investments - 119.54%
(Cost - $49,722,078)					49,916,893
Other assets less liabilities - (19.54)%					(8,158,603)
NET ASSETS - 100.00%					$ 41,758,290

+ Variable rate security
TBA- When-issued security
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Dunham Real Estate Stock Fund

Message from the Sub-Adviser

ING Clarion Real Estate Securities

Philadelphia, Pennsylvania

This is the semi-annual report for the Dunham Real Estate Stock Fund.

The sub-adviser began in the reporting period with some alternative sector allocation investments; mainly into storage and office space. Accurate sector calls have helped offset some relatively underperforming stock picks in the reporting period, which have hindered the performance of the portfolio. The portfolio management team at the sub-adviser is seeking rebound opportunities in storage and office space, mostly in Southern California, and has over-weighted those areas in hopes of a rewarding return.

Public storage has a direct relationship with the economy, and as the economy continues to recover and strengthen, the sub-adviser believes the sector will benefit. Another advantage to the public storage sector is that competition is very limited. Five major companies control almost the total market share of the sector and an allocation to this sector can potentially add positive returns to the portfolio.

In ING’s opinion, the REIT market in general should benefit in the near future from the growing economy. REITs generally serve as a good hedge against inflation during a growing economy because economic expansion tends to raise the values of real estate. There is some angst among flighty investors in the market based on rising inflation rates, but REITs are no more interest sensitive than the S&P 500 according to the sub-adviser. In fact, the portfolio manager is looking for a 7%-8% earnings growth coupled with a 3% dividend yield in the coming year, which ties into their estimate for a 5%-10% portfolio increase due to price-to-earnings (P/E) contraction.

ING has high expectations for holding McGuire Properties, which controls most of downtown Los Angeles. At this moment the portfolio is overweight in McGuire and the security is believed to be undervalued. ING made the shift out of Brookfield Properties because they felt the security was over-priced. Brookfield continued to post gains through the period but ING does not plan to reallocate to the stock.

Portfolio Summary

Top 10 Portfolio Holdings*		Portfolio Composition*
Company
Simon Property Group, Inc.	6.16%
Boston Properties, Inc.	5.11%
ProLogis	4.96%
Starwood Hotels & Resorts Worldwide, Inc	4.36%
General Growth Properties, Inc.	4.32%
Trizec Properties, Inc.	4.32%
SL Green Realty Corp.	4.11%
Equity Office Properties Trust	4.05%
Public Storage, Inc.	3.95%
Mills Corp	3.95%

*Based on portfolio market value as of April 30, 2005.
Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Real Estate Stock Fund
April 30, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 102.73%			REITs - Regional Malls - 17.70%
REITs - Apartments - 17.76%			General Growth Properties, Inc.	12,800	$ 500,608
Archstone-Smith Trust	9,700	$ 348,909	Macerich Co.	4,900	295,470
Avalonbay Communities, Inc.	5,700	410,400	Mills Corp.	8,000	457,120
Camden Property Trust	8,200	418,200	Simon Property Group, Inc.	10,800	713,556
Equity Residential	5,100	175,185			1,966,754
Gables Residential Trust	6,700	245,555	REITs - Shopping Centers - 10.22%
United Dominion Realty Trust, Inc.	16,900	374,335	Developers Diversified Realty Corp.	9,100	386,204
		1,972,584	Pan Pacific Retail Properties, Inc.	5,700	344,394
REITs - Hotels - 10.35%			Regency Centers Corp.	7,700	405,405
Hilton Hotels Corp.	9,600	209,568			1,136,003
Host Marriott Corp.	25,900	435,638	REITs - Storage - 4.12%
Starwood Hotels & Resorts			Public Storage, Inc.	7,800	457,860
Worldwide, Inc.	9,300	505,362
		1,150,568	TOTAL COMMON STOCK
REITs - Industrial/Office Mix - 3.48%			(Cost - $8,952,965)		11,414,752
Liberty Property Trust	9,700	386,351
			SHORT TERM INVESTMENT - 1.50%
REITs - Industrial Properties - 9.27%			Milestone Treasury Obligation
AMB Property Corp.	11,700	456,183	Portfolio- Institutional Class
ProLogis	14,500	574,055	(Cost - $166,895)	166,895	166,895
		1,030,238
REITs - Office Property - 29.83%			Total Investments - 104.23%
Arden Realty, Inc.	9,700	346,193	(Cost - $9,119,860)		11,581,647
Boston Properties, Inc.	8,900	591,583	Other assets less liabilities - (4.23)%		(470,083)
Equity Office Properties Trust	14,900	468,903	NET ASSETS - 100.00%		$ 11,111,564
Maguire Properties, Inc.	10,900	277,950
Reckson Associates Realty Corp.	12,700	409,575
SL Green Realty Corp.	7,800	475,800
Trizec Properties, Inc.	25,000	499,750
Vornado Realty Trust	3,200	244,640
		3,314,394

REIT - Real Estate Investment Trust

Dunham Appreciation & Income Fund

Message from the Sub-Adviser

Calamos Advisers, LLC

Naperville, Illinois

This is the semi-annual report for the Dunham Appreciation & Income Fund.

The convertible bond markets decreased sharply in the period, as the sector continues to get beaten-up because of low interest rates and historically light volatility. Traditionally, there exists a trade-off between high-yield and convertible bond issuance. As interest rates remain negative in real terms, companies find it more attractive to issue high-yield bonds at low rates, rather than convertibles which give up equity ownership. In fact, the convertible bond market shrunk by $10 billion in the first part of 2005.

The Fund was down significantly in the period, but outperformed its benchmark. The exposure of the Fund in equities, specifically mid- to large-cap growth issues, was positive in relative terms during the period.

The Fund was helped most by its holdings in the energy sector. The sub-adviser held an overweight in energy positions and benefited from superior security selection in the area. Other sectors in the Fund that added value in the period were industrials, health care, financials, and consumer staples.

Detracting in the period were positions in the materials, consumer discretionary, and technology sectors. Calamos continued to invest with an overweight in stocks and convertibles of tech companies, as they believe it is an attractive slice of the market due to its strong growth rates and dependence on increased business capital expenditures and productivity.

Calamos is generally optimistic about the economy and thinks that the Fed’s deliberate increase in interest rates will benefit the Fund’s convertible bonds. The firm also thinks growth in the economy should remain strong, and corporate balance sheets are healthy.

The Fund’s yield at the end of the period was approximately 1.25%.

Portfolio Summary

Top 10 Portfolio Holdings*		Portfolio Composition*
Company
Diamond Offshore Drilling, Inc. Conv Bond,
1.50%, 4/15/31	3.06%
Yahoo! Inc.	2.73%
Quest Diagnostics, Inc.	2.48%
Omnicom Group, Inc. Conv Bond,
0.00%, 6/15/33	2.47%
Exxon Mobil Corp.	2.45%
Verisign, Inc.	2.44%
Valero Energy Corp.	2.43%
Carnival Corp. Conv Bond, 2.00%, 4/15/21	2.37%
Genzyme Corp. General Division Conv Bond,
1.25%, 12/1/23	2.33%
Massey Energy Co. Conv Bond, 2.25%, 4/1/24	2.29%

*Based on portfolio market value as of April 30, 2005.
Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund
April 30, 2005

					Market
Security	Shares				Value
COMMON STOCK - 48.56%
Broadcasting & Cable TV - 1.89%
XM Satellite Radio Holdings, Inc.- Cl. A *	12,549				$ 348,109

Building Products - 1.99%
American Standard Companies, Inc.	8,200				366,622

Casino Hotels - 1.98%
Boyd Gaming Corp.	6,900				364,182

Communications - 5.99%
Motorola, Inc.	24,000				368,160
Qualcomm, Inc.	10,124				353,226
Sprint Corp.	17,251				384,007
					1,105,393
Computers - 3.04%
Apple Computer, Inc.*	5,200				187,512
Seagate Technology*	21,200				372,696
					560,208
Computer Software - 1.56%
Electronics Arts, Inc. *	5,400				288,306

Conglomerates - 2.13%
ITT Industries, Inc.	4,334				392,054

Cosmetics & Toiletries - 1.74%
Avon Products, Inc.	8,000				320,640

E-Commerce - 1.58%
Amazon.com, Inc. *	9,014				291,693

Financial Services - 2.08%
SLM Corp.	8,050				383,502

Hotels - 1.91%
Marriott International, Inc.- Cl. A	5,600				351,400

Insurance - 2.17%
Prudential Financial, Inc.	7,000				400,050

Internet - 6.59%
Symantec Corp. *	12,990				243,952
Verisign, Inc. *	17,278				457,176
Yahoo! Inc. *	14,852				512,543
					1,213,671
Medical - 4.61%
Quest Diagnostics, Inc.	4,400				465,520
WellPoint, Inc.*	3,000				383,250
					848,770
Oil & Gas - 6.84%
Cabot Oil & Gas Corp.- Cl. A	11,728				345,272
Exxon Mobil Corp.	8,050				459,091
Valero Energy Corp.	6,650				455,725
					1,260,088

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund (Continued)
April 30, 2005

					Market
Security	Shares				Value
Retail-Apparel - 2.09%
Chico's FAS, Inc.*	15,000				$ 384,450

Semiconductor - 0.37%
Freescale Semiconductor, Inc.- Cl. B *	3,619				68,254

TOTAL COMMON STOCK
(Cost - $7,732,806)					8,947,392
		Dividend
		Rate
PREFERRED STOCK - 3.23%
Insurance - 1.06%
Hartford Financial Services Group, Inc. Convertible	3,000	6.000%			195,750

Utilities - 2.17%
CenterPoint Energy, Inc.	12,053	3.200%			399,846

TOTAL PREFERRED STOCK
(Cost - $531,672)					595,596

	Principal	Interest		Maturity
	Amount	Rate		Date
CONVERTIBLE BONDS - 46.62%
Advertising - 2.52%
Omnicom Group, Inc. *	$ 475,000	0.000%		6/15/33	464,313

Aerospace & Defense - 2.29%
Armor Holdings, Inc.	468,000	2.000%	+	11/1/24	421,785

Banks - 2.09%
Providian Financial Corp.	280,000	4.000%		5/15/08	385,700

Business Services - 0.99%
CSG Systems International, Inc.	200,000	2.500%		6/15/24	183,000

Casinos & Gaming - 1.10%
Scientific Games Corp.- 144A	220,000	0.750%		12/1/24	202,400

Communications - 0.80%
Lucent Technologies, Inc.	155,000	2.750%		6/15/23	148,025

Computer Services - 3.16%
Electronic Data Systems	400,000	3.875%		7/15/23	378,500
Hutchinson Technology, Inc.	152,000	2.250%		3/15/10	203,870
					582,370
Computer Software - 1.91%
Serena Software, Inc.	346,000	1.500%		12/15/23	352,488

Cruise Lines - 2.41%
Carnival Corp.	346,000	2.000%		4/15/21	444,177

Energy Production - 2.34%
Massey Energy Co.	340,000	2.250%		4/1/24	430,525

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund (Continued)
April 30, 2005

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Machinery - 1.97%
Regal Beloit	$ 310,000	2.750%		3/15/24	$ 362,700

Medical - 16.48%
Celgene Corp.	200,000	1.750%		6/1/08	326,250
Community Health Systems, Inc.	327,000	4.250%		10/15/08	367,875
First Horizon Pharmaceutical	185,000	1.750%		3/8/24	180,375
Genzyme Corp. General Division	425,000	1.250%		12/1/23	437,219
Integra Lifesciences Holdings	165,000	2.500%		3/15/08	199,444
Invitrogen Corp.	400,000	1.500%		2/15/24	368,000
Ivax Corp.	370,000	1.875%		12/15/24	395,437
Medtronic, Inc.	370,000	1.250%		9/15/21	371,850
Henry Schein, Inc.	370,000	3.000%		8/15/34	389,888
					3,036,338
Multimedia - 2.11%
Disney (Walt) Co.	370,000	2.125%		4/15/23	388,500

Oil & Gas - 4.47%
Diamond Offshore Drilling, Inc.	527,000	1.500%		4/15/31	573,771
Halliburton Co.	200,000	3.125%		7/15/23	250,000
					823,771
Photographic Supplies - 1.98%
Eastman Kodak Co.	354,000	3.375%		10/15/33	365,063

TOTAL CONVERTIBLE BONDS
(Cost - $8,819,269)					8,443,130

SHORT TERM INVESTMENT - 3.42%	Shares
Milestone Treasury Obligation Portfolio- Institutional Class	630,398				630,398
(Cost - $630,398)

Total Investments - 101.83%
(Cost - $17,714,145)					18,616,516
Other assets less liabilities - (1.83)%					(189,750)
NET ASSETS - 100.00%					$ 18,426,766

*Non-income producing security
+Variable rate security
144A- Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Dunham International Stock Fund

Message from the Sub-Adviser

BPI Global Asset Management LLP

Orlando, Florida

This is the semi-annual report for the Dunham International Stock Fund.

International equities were ahead of the U.S. markets in the period. After a good start, especially in emerging markets, the emerging markets and EAFE Index gave up some of their performance in the latter stages of the reporting period.

While U.S. markets were sluggish by posting flat to negative returns, international markets continued their strength into 2005. However, strengthening of the U.S. dollar against the major currencies hurt U.S. investors. The MSCI EAFE posted a good return in local terms, while the U.S. dollar dominated investor’s performance was worse because of the dollar’s strength. Investors have become more risk averse triggered by inflationary worries and a rising interest rate environment.

The portfolio’s 15% exposure to emerging markets hurt performance towards the end of the period. Exposure to the energy sector contributed positively to the portfolio as energy stocks worldwide were strong performers. Superior stock selection within the sector (Precision Drilling Corporation (PDS)) further helped the portfolio.

The portfolio was negatively impacted by its allocations to financials and telecommunication services, which subtracted from the performance in reporting period. Stock picks in telecommunication services significantly underperformed the index, increasing the relative underperformance for the portfolio. After losing value during the period in music recording and publishing company EMI, the portfolio manager intends to exit that position.

Due to the continued disappointing performance and qualitative concerns BPI will be replaced by Neuberger Berman with an expected start date on July 1, 2005, pending shareholder approval.

Portfolio Summary

Top 10 Portfolio Holdings*		Portfolio Composition*
Company
British Sky Broadcasting Group PLC ADR	4.44%
Nestle SA ADR	4.08%
Vodafone Group PLC ADR	3.88%
Orix Corp. ADR	3.49%
Kubota Corp. ADR .	3.38%
WPP Group PLC ADR	3.26%
Nomura Holdings, Inc. ADR	3.24%
Technip SA ADR	3.08%
Diageo PLC ADR	2.98%
Precision Drilling Corp.	2.95%

*Based on portfolio market value as of April 30, 2005.
Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund
April 30, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 90.96%			Multimedia - 1.79%
Advertising - 3.25%			News Corp.- Cl. B	25,719	$ 409,446
WPP Group PLC ADR	13,762	$ 744,662
			Music - 2.57%
Automobiles - 0.94%			EMI Group PLC ADR	64,612	589,242
Nissan Motor Co. Ltd. ADR	10,979	215,737
			Office Equipment - 1.72%
Beverages - 2.97%			Canon, Inc. ADR	7,595	395,244
Diageo PLC ADR	11,400	681,150
			Oil & Gas - 12.92%
Commercial Banks - 12.16%			BP PLC ADR	4,151	252,796
Banco Santander Central			China Petroleum and
Hispano SA ADR	51,589	598,432	Chemical Corp. ADR	16,889	661,880
DBS Group Holdings Ltd. ADR	12,258	428,974	Petroleo Brasileiro SA ADR	16,000	670,880
HSBC Holdings PLC ADR	6,869	549,863	Precision Drilling Corp.*	9,325	672,985
ICICI Bank Ltd. ADR	34,894	630,883	Technip SA ADR	16,500	702,240
Mitsubishi Tokyo Financial					2,960,781
Group, Inc. ADR	66,744	577,336	Pharmaceuticals - 2.12%
		2,785,488	GlaxoSmithKline PLC ADR	9,626	486,594
Communications - 7.85%
PT Telekomunikasi Indonesia ADR	22,937	413,325	Real Estate Management - 2.34%
Telesp Cellular Participacoes			Mitsubishi Estate Co. ADR	4,964	535,127
SA ADR*	94,815	500,623
Vodafone Group PLC ADR	33,842	884,630	Retail - Misc. - 3.93%
		1,798,578	Ito-Yokado Co. Ltd. ADR	11,806	408,481
Diversified Manufacturing - 1.91%			Kingfisher PLC ADR	52,472	492,061
Siemens AG ADR	5,941	436,782			900,542
			Semiconductors - 2.68%
Diversified Operations - 1.67%			ARM Holdings PLC ADR	113,932	615,233
LVMH SA ADR	27,223	383,066
			Software - 1.26%
Electric Products - 2.89%			SAP AG ADR	7,294	287,602
Hitachi Ltd. ADR	11,280	662,362
			Telecommunication Equipment - 2.60%
Food - 4.06%			Ericsson (LM) Tel. ADR	20,200	594,890
Nestle SA ADR	14,162	930,888	Telequest, Inc.*	3,760	-
					594,890
Insurance - 2.67%			Television - 4.42%
Allianz AG ADR	51,062	612,744	British Sky Broadcasting Group ADR	24,290	1,013,379

Investment Banking - 3.23%			TOTAL COMMON STOCK
Nomura Holdings, Inc. ADR	57,980	739,825	(Cost - $18,211,899)		20,842,832

Leasing - 3.48%			SHORT TERM INVESTMENT - 8.66%
Orix Corp. ADR	11,732	796,603	Milestone Treasury Obligation
			Portfolio- Institutional Class
Machinery - 3.37%			(Cost - $1,985,600)	1,985,600	1,985,600
Kubota Corp. ADR	30,156	771,994
			Total Investments - 99.62%
Medical - 2.16%			(Cost - $20,197,499)		22,828,432
Smith & Nephew PLC ADR	9,626	494,873	Other assets less liabilities - 0.38%		86,081
			NET ASSETS - 100.00%		$ 22,914,513

*Non-income producing security
ADR - American Depositary Receipts

Dunham Large Cap Value Fund

Message from the Sub-Adviser

C.S. McKee, L.P.

Pittsburgh, Pennsylvania

This is the semi-annual report for the Dunham Large Cap Value Fund.

Large-cap value stocks were basically flat to up marginally for the reporting period.  Energy stocks contributed nearly all of the positive returns for the asset class in the period. Almost all other sectors were in negative territory in the period. The Fund outperformed its benchmarks by a fair margin.

The energy sector was key to C.S. McKee delivering better than index performance. The portfolio management team has made a large wager against Exxon Mobil, which is over 5% of the index and the largest “value” stock.  They believe that Exxon Mobil is trading at too high of a multiple and by owning smaller oil & gas companies up and downstream, they own the same type of vertically integrated company but with better nimbleness and higher growth rates.

The Fund’s information technology and consumer discretionary stocks also added value relative to its benchmarks in the period. Holding Intel Corp. was a positive for the Fund, which was a position C.S. McKee initiated in December. The other two tech holdings both rallied in the quarter; Hewlett Packard announced a new CEO and SunGard Data Systems will be purchased by a consortium of leveraged buyout firms.

On the downside in the reporting period were the Fund’s financial services holdings, which declined as a result of the flattening yield curve and rising interest rates. However, the portfolio management team was underweight financials relative to the index. But, the Fund had shares of AIG, which did poorly because it has been under SEC investigation, and the management team continues to hold onto the stock.

The Fund took a new position in Wal-Mart Stores, Inc. after selling out of Kroger Co.  Management also swapped out of RR Donnelley and purchased Dover Corp.  Both trades were because of better relative valuations based on C.S. McKee’s proprietary models.

C.S. McKee expects earnings growth of 6% for the next few years, views the growth-style more attractive, and market valuations at fair levels.

Portfolio Summary

Top 10 Portfolio Holdings*		Portfolio Composition*
Company
Apache Corp.	4.54%
ConocoPhilips	4.30%
Marathon Oil Corp.	3.08%
Citigroup, Inc.	2.83%
JPMorgan Chase & Co.	2.78%
Intel Corp.	2.64%
Fortune Brands, Inc.	2.59%
Bank of America Corp.	2.58%
Riggs National Corp.	2.55%
Chevron Texaco Corp.	2.54%

*Based on portfolio market value as of April 30, 2005.
Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Large Cap Value Fund
April 30, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 97.83%			Industrial Equipment - 1.16%
Aerospace & Defense - 4.20%			Ingersoll-Rand Co.- Cl. A	5,340	$ 410,486
Boeing Co.	9,833	$ 585,260
Honeywell International, Inc.	14,672	524,671	Insurance - 4.35%
United Technologies Corp.	3,708	377,178	Allstate Corp.	8,232	462,309
		1,487,109	American International Group	7,490	380,866
Air Courier - 0.89%			Hartford Financial
Fedex Corp.	3,708	314,995	Services Group, Inc.	9,640	697,647
					1,540,822
Banks - 16.24%			Investment Services - 1.85%
Bank of America Corp.	20,141	907,151	Merrill Lynch & Co., Inc.	12,014	647,915
Citigroup, Inc.	21,210	996,022	Piper Jaffray Companies, Inc.*	230	6,359
JPMorgan Chase & Co.	27,602	979,595			654,274
Riggs National Corp. *	46,054	899,435	Management Investment
Suntrust Banks, Inc.	5,414	394,302	Companies - 0.85%
U.S. Bancorp	32,007	892,995	John Hancock Bank & Thrift
UnionBanCal Corp.	11,124	684,793	Opportunity Fund	31,148	299,955
		5,754,293
Building & Construction			Medical - 4.90%
Products - 0.99%			Laboratory Corp of
Masco Corp.	11,124	350,295	America Holdings*	12,802	633,699
			Pfizer, Inc.	23,499	638,468
Communications - 2.02%			Universal Health Services, Inc.	8,157	462,828
AT&T Corp.	37,526	717,872			1,734,995
			Metals - 1.52%
Computers - 0.88%			Alcoa, Inc.	18,540	538,031
Dell, Inc.*	9,000	313,470
			Oil - 14.37%
Computer Peripherals - 2.15%			Apache Corp.	28,432	1,600,437
Hewlett Packard Co.	37,155	760,563	ChevronTexaco Corp.	17,206	894,712
			ConocoPhillips	14,462	1,516,341
Computer Services - 1.57%			Marathon Oil Corp.	23,287	1,084,476
Sungard Data Systems, Inc.*	16,687	557,346			5,095,966
			Railroads - 1.21%
Conglomerates - 6.72%			Burlington Northern Santa Fe Corp.	8,900	429,425
Dover Corp.	14,500	527,220
Emerson Electric Co.	8,826	553,125	Retail-Apparel - 1.63%
Fortune Brands, Inc.	10,767	910,673	Gap, Inc.	27,000	576,450
General Electric Co.	10,827	391,937
		2,382,955	Retail-Auto Parts - 1.32%
Consumer Financial			Autozone, Inc.*	5,636	467,788
Services - 1.52%
Fannie Mae	10,000	539,500	Retail-Building Products - 2.43%
			Home Depot, Inc.	16,687	590,219
Electric Utilities - 4.35%			Lowe's Companies, Inc.	5,191	270,503
Exelon Corp.	15,264	755,568			860,722
FPL Group, Inc.	9,936	405,588	Retail-Discount - 1.92%
TXU Corp.	4,450	381,765	Wal-Mart Stores, Inc.	14,400	678,816
		1,542,921
Food Processing - 3.50%			Retail-Jewelry - 1.41%
Dean Foods Co. *	8,900	305,804	Zale Corp.*	18,540	501,136
General Mills, Inc.	10,975	542,165
Sara Lee Corp.	18,392	393,405
		1,241,374
SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Large Cap Value Fund (Continued)
April 30, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
Retail-Office Supplies - 2.05%			Tobacco - 2.11%
Office Depot, Inc.*	37,080	$ 726,026	Altria Group, Inc.	11,495	$ 747,060

Retail-Restaurant/Specialty - 4.24%			TOTAL COMMON STOCK
McDonald's Corp.	22,026	645,582	(Cost - $29,425,671)		34,670,784
Outback Steakhouse, Inc.	21,211	856,924
		1,502,506	SHORT TERM INVESTMENT - 1.57%
Savings & Loans - 1.56%			Milestone Treasury Obligation
Washington Mutual, Inc.	13,349	551,581	Portfolio- Institutional Class
			(Cost - $555,598)	555,598	555,598
Semiconductors - 2.62%
Intel Corp.	39,528	929,699	Total Investments - 99.40%
			(Cost - $29,981,269)		35,226,382
Steel - 1.30%			Other assets less liabilities - 0.60%		212,057
Nucor Corp.	9,048	462,353	NET ASSETS - 100.00%		$ 35,438,439

*Non-income producing security.

Dunham Small Cap Value Fund

Message from the Sub-Adviser

Babson Capital Management LLC

Boston, Massachusetts

This is the semi-annual report for the Dunham Small Cap Value Fund.

Small cap value stocks represented by the Russell 2000 Value had a tough reporting period, losing over 6%. The tide for size preference finally turned in favor of large-caps in the period. However it is too early to tell whether this marks the start of the long-awaited comeback of large-cap stocks or not.

A major contributor of Babson’s underperformance in the period was its more core oriented investment style that helped tremendously in December of last year as growth-oriented stocks soared toward the end of the year; however, the picture painted in early 2005 looks entirely different as small-cap growth stocks underperformed small-cap value stocks significantly.

The Fund’s underweight in financials helped in relative terms, however underperforming stock picks in financials subtracted from the performance in the period. Several of the Babson’s financial stocks posted heavy losses led by Piper Jaffray (PJC). Positive in the sector was a small IPO allocation in the OTC derivatives specialist GFI Group, Inc. (GFIG), which soared. Exposure to industrials further subtracted from the performance in the reporting period.

The Fund’s exposure to consumer staples added the most amount of value, followed by energy. The cosmetics company Revlon (REV) returned.  The energy sector continued to perform well and contributed positively to the Fund.

Babson expects to reduce its exposure in the energy sector by selling stocks at the margin. The manager is also looking to add holdings in materials and processing, especially in chemicals, where the manager expects increasing pricing power.

Portfolio Summary

Top 10 Portfolio Holdings*		Portfolio Composition*
Company
Idex Corp.	2.72%
Actuant Corp.-Cl. A	2.70%
Headwaters, Inc.	2.62%
First Republic Bank	2.56%
Baldor Electric Co.	2.53%
Sterling Bancorp	2.48%
Landstar System, Inc.	2.46%
Boston Private Financial Holdings, Inc.	2.41%
Arbitron, Inc.	2.37%
Carters, Inc.	2.36%

*Based on portfolio market value as of April 30, 2005.
Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund
April 30, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 91.30%			Gambling - 1.58%
Auto & Truck Parts - 1.12%			Pinnacle Entertainment, Inc.*	18,724	$ 283,856
Modine Manufacturing Co.	7,430	$ 201,204
			Healthcare - 2.08%
Broadcasting - 5.98%			CorVel Corp.*	6,949	142,732
Gray Television, Inc.	28,652	376,774	LabOne, Inc. *	6,600	231,528
Lin TV Corp. - Cl. A*	21,859	340,782			374,260
Saga Communications, Inc. - Cl. A*	24,193	355,879	Investment Banks - 1.75%
		1,073,435	Jefferies Group, Inc.	8,689	314,542
Commercial Banks - 12.75%
Alabama National Bancorp	1,631	93,261	Lasers - 3.54%
Chittenden Corp.	12,000	301,320	Coherent, Inc.*	7,548	242,140
Financial Institutions, Inc.	7,111	130,700	Excel Technology, Inc.*	9,041	189,771
First Republic Bank	14,879	465,564	II-VI, Inc.*	14,462	205,505
First State Bancorporation	17,222	301,385			637,416
Hanmi Financial Corp.	21,220	310,873	Leisure Products - 1.41%
Sterling Bancorp	19,601	451,019	Marine Products Corp.	19,300	252,830
UMB Financial Corp.	4,400	238,172
		2,292,294	Machinery - 7.65%
Commercial Services - 4.79%			Baldor Electric Co.	18,549	461,870
Arbitron, Inc.	10,194	431,410	Global Power Equipment Group, Inc.*	46,089	417,566
G & K Services, Inc.	11,215	430,432	Idex Corp.	13,318	496,096
		861,842			1,375,532
Communications - 0.23%			Metal Processors - 1.92%
Iowa Telecommunications Services, Inc.	2,205	42,116	Kaydon Corp.	12,582	345,250

Construction Products - 2.35%			Oil Field Services - 3.95%
Trex Company, Inc.*	10,499	421,850	RPC, Inc.	23,365	339,727
			W-H Energy Services, Inc.*	16,827	370,531
Consumer Products - Misc - 1.73%					710,258
Fossil, Inc.*	9,280	215,853	Pharmaceutical - 3.12%
Revlon, Inc.- Cl. A*	32,506	95,568	Taro Pharmaceutical Industries Ltd.*	9,016	262,005
		311,421	Valeant Pharmaceuticals International	14,417	299,153
Direct Marketing - 1.50%					561,158
Advo, Inc.	9,377	270,151	Plastics - 1.78%
			Spartech Corp.	16,440	320,087
Diversified Manufacturing - 3.97%
Actuant Corp.- Cl. A*	11,570	492,766	Retail-Apparel - 2.39%
AZZ, Inc.*	14,232	220,596	Carter's, Inc.*	11,414	430,536
		713,362
Electronic Components - 1.38%			Retail-Mail Order - 1.61%
Bel Fuse, Inc. - Cl. B	9,259	248,604	Coldwater Creek, Inc.*	17,309	289,406

Energy - 4.08%			Retail-Restaurant/Specialty - 1.54%
Headwaters, Inc.*	14,939	477,600	RARE Hospitality International, Inc.*	9,984	277,755
Unit Corp.*	6,665	255,669
		733,269	Semiconductors - 2.61%
Environmental Monitoring - 0.95%			Actel Corp.*	8,905	124,937
Mine Safety Appliances Co.	4,784	170,789	Micrel, Inc.*	27,426	257,804
			ZiLOG, Inc.*	19,669	86,740
Fiduciary Banks - 2.45%					469,481
Boston Private Financial Holdings, Inc.	19,682	439,696	Semiconductor Equipment - 2.07%
			Mykrolis Corp.*	29,235	372,746

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund (Continued)
April 30, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
Software - 3.14%			SHORT TERM INVESTMENT - 10.03%
Ansoft Corp.*	12,817	$ 297,354	Milestone Treasury Obligation
Dendrite International, Inc.*	17,336	267,321	Portfolio- Institutional Class
		564,675	(Cost - $1,803,541)	1,803,541	$ 1,803,541
Transportation - Trucking - 5.88%
Knight Transportation, Inc.	12,692	268,182	Total Investments - 101.33%
Landstar System, Inc.*	14,604	447,613	(Cost - $16,291,245)		18,220,967
Marten Transport Ltd.*	17,990	341,810	Other assets less liabilities - (1.33)%		(238,820)
		1,057,605	NET ASSETS - 100.00%		$ 17,982,147
TOTAL COMMON STOCK
(Cost - $14,487,704)		16,417,426

*Non-income producing security

Dunham Large Cap Growth Fund

Message from the Sub-Adviser

Baring Asset Management, Inc.

Boston, Massachusetts

This is the semi-annual report for the Dunham Large Cap Growth Fund.

The Fund sub-advised by Baring performed well and outperformed its benchmark substantially in the reporting period. Late in the quarter, a couple of positions in Electronic Arts, Inc. (ERTS) and Parker Hannifin Corporation (PH) incurred substantial losses. After a rebound in the last part of 2004, large-cap growth stocks significantly underperformed large-cap value stocks in the first part of 2005 as negative earnings surprises at the margin triggered sell-offs. Energy stocks continued to perform well as the Brent Crude Index (IPE) reached a 52-week high during the period.

The Fund’s performance was mainly driven by its holdings in energy, health care and financial services. While stock selection in energy was not bad, just being in the sector helped the portfolio tremendously in the reporting period. Superior stock selection skills in health care (Covance) and financial services (Goldman Sachs) further contributed to the performance. Avoiding some of the bigger losers in financial services such as AIG, American Express or Fannie Mae helped the Fund relative to the benchmark.

Negatively impacting Fund results this period were its holdings in consumer discretionary and industrials. Parker Hannifin Corporation (PH) took a substantial hit after a negative earnings surprise.  Even though Electronic Arts (ETRS) performed poorly in the period, the manager believes with the upcoming launches of Sony’s PSP and Microsoft’s X-Box II, revenue prospects for EA are promising. With fundamentals intact the portfolio manager will use continued weakness to add to its position in the coming months.

The sub-adviser expects to find more opportunities to invest in companies with sound fundamentals that were oversold in the recent sell-off, and expects the market to rebound in the second half of 2005 assuming no increase in negative earnings surprises.

Portfolio Summary

Top 10 Portfolio Holdings*		Portfolio Composition*
Company
Proctor & Gamble Co.	5.78%
Intel Corp.	4.88%
Amgen, Inc.	4.41%
Microsoft Corp.	4.40%
Medtronic, Inc.	4.10%
Bunge Ltd.	4.05%
Abbott Laboratories	4.03%
Electronic Arts, Inc.	3.94%
Gen-Probe, Inc.	3.38%
Goldman Sachs Group, Inc.	3.20%

*Based on portfolio market value as of April 30, 2005.
Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Large Cap Growth Fund
April 30, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 97.83%			Oil - 1.39%
Aerospace - 2.52%			Transocean, Inc. *	10,132	$ 469,821
United Technologies Corp.	8,400	$ 854,448
			Retail - 2.18%
Biotechnology - 3.11%			Best Buy Co., Inc.	14,707	740,350
Gilead Sciences, Inc.*	28,400	1,053,640
			Scientific & Technical
Casinos & Gaming - 2.34%			Instruments - 5.41%
Scientific Games Corp.*	36,900	792,243	Gen-Probe, Inc. *	22,998	1,154,270
			Thermo Electron Corp. *	27,211	679,731
Chemicals - 2.05%					1,834,001
Dow Chemical Co.	15,100	693,543	Semiconductors - 7.66%
			Intel Corp.	70,916	1,667,944
Computer Hardware - 5.90%			Texas Instruments, Inc.	37,172	927,813
Dell, Inc. *	31,363	1,092,373			2,595,757
EMC Corp. *	69,184	907,694	Software - 14.27%
		2,000,067	Adobe Systems, Inc.	17,400	1,034,778
Conglomerates - 2.73%			Electronic Arts, Inc. *	25,200	1,345,428
Tyco International Ltd.	29,519	924,240	Microsoft Corp.	59,468	1,504,540
			Verisign, Inc.*	35,900	949,914
Cosmetics / Toiletries - 5.83%					4,834,660
Proctor & Gamble Co.	36,500	1,976,475	Steel Producers - 2.90%
			United States Steel Corp.	23,000	983,480
Electronic Equipment - 4.94%
Amphenol Corp.- Cl. A	22,339	881,050	Tobacco - 2.01%
Wesco International, Inc.*	32,800	793,104	Altria Group, Inc.	10,500	682,395
		1,674,154
Finance - 3.23%			Transportation - 1.76%
Goldman Sachs Group, Inc.	10,235	1,092,996	Norfolk Southern Corp.	19,000	596,600

Food Processing - 4.08%			TOTAL COMMON STOCK
Bunge Ltd.	24,367	1,384,046	(Cost - $32,370,582)		33,153,058

Medical - 17.52%			SHORT TERM INVESTMENT - 3.01%
Abbott Laboratories	27,992	1,376,087	Milestone Treasury Obligation
Amgen, Inc. *	25,900	1,507,639	Portfolio- Institutional Class
Covance, Inc. *	15,995	730,012	(Cost - $1,021,552)	1,021,552	1,021,552
Express Scripts, Inc.- Cl. A *	10,271	920,692
Medtronic, Inc.	26,600	1,401,820	Total Investments - 100.84%
		5,936,250	(Cost - $33,392,134)		34,174,610
Multimedia - 6.00%			Other assets less liabilities - (0.84)%		(286,170)
DreamWorks Animation SKG, Inc. *	16,560	621,000	NET ASSETS - 100.00%		$ 33,888,440
Time Warner, Inc.*	51,000	857,310
Viacom, Inc.- Cl. B	16,048	555,582
		2,033,892

*Non-income producing security

Dunham Emerging Markets Stock Fund

Message from the Sub-Adviser

Van Eck Associates Corporation

New York, New York

This is the semi-annual report for the Dunham Emerging Markets Stock Fund.

Emerging markets started the year with strong performance before pulling back as money flowed out of the emerging markets and inflationary worries increased. Van Eck believes while there is generally still some room for interest rates to raise, the expectations are mostly priced in the markets by now.  Van Eck posted an impressive relative return by outperforming its benchmark by approximately three percent.

With the recent pull-back, the portfolio manager finds interesting opportunities in countries previously overvalued. Brazil, for example, continues to raise rates but is close to the top of the rate cycle. The sub-adviser finds that at this point the banking sector, especially consumer banking, looks attractive in Brazil. Mexico is generally still somewhat pricey but the portfolio manager has identified a few companies to invest in should they reach reasonable valuations.

Van Eck exited its positions in Eastern Europe mostly due to valuations, however growth prospects still look good. Turkey currently offers some very interesting opportunities after inflation rates fell from the mid-50% range to single-digit rates as foreign investors took advantage of the interest differential. The current weakness in the currency will add additional return potential for the dollar-based investor. Portfolio manager David Semple plans to visit a few companies this year to get more comfortable with the investment opportunities available in Turkey.

Van Eck recently added IRSA to the portfolio. The company is a real estate developer focusing on hotels and gated communities in Argentina. Over the next few years, while IRSA’s occupancy rates increase from 50 to 90%, they will develop a very promising waterfront property in Buenos Aires.

The sub-adviser expects foreign stock markets and economic data to pick up in the second half of the year.

Portfolio Summary

Top 10 Portfolio Holdings*		Portfolio Composition*
Company
Itausa Investmentos Itau S.A.	4.08%
Advantech Co. Ltd. .	3.85%
Petroleo Brasilerio S.A. ADR	3.40%
Samsung Electronics Co. Ltd.	3.13%
Noble Group Ltd.	3.03%
Berlian Laju Tanker Tbk PT	2.97%
SFA Engineering Corp.	2.74%
Bidvest Group Ltd.	2.40%
Hyundai Mobis	2.32%
Taewoong Co. Ltd.	2.21%

*Based on portfolio market value as of April 30, 2005.
Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund
April 30, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 95.95%			Industrial Automation - 2.88%
Advertising - 1.44%			SFA Engineering Corp.	17,519	$ 412,018
Cheil Communications, Inc.	1,257	$ 206,497
			Investment Companies - 1.03%
Auto & Truck Parts			SM Investments Corp.*	31,800	146,787
Supplier - 0.47%
Randon SA Implementos e			Machinery - 1.24%
Participacoes	25,000	66,895	Chen Hsong Holdings Ltd.	316,104	176,998

Banks - 5.44%			Medical - 1.00%
African Bank Investments Ltd.	83,787	224,598	LMA International NV*	70,700	37,848
Denizbank AS*	33,000	93,280	Teva Pharmaceutical Industries Ltd.
FirstRand Ltd.	129,488	275,926	ADR	3,351	104,685
Turkiye Is Bankasi	36,229	184,345			142,533
		778,149	Metal Processing - 5.40%
Building Materials - 2.22%			Korea Zinc Co, Ltd.	4,000	124,914
Corporacion GEO SA de C.V. *	98,041	203,703	Taewoong Co. Ltd.	37,468	332,228
Siam Cement PCL	20,000	114,449	Waffer Technology Co. Ltd.	234,000	315,129
		318,152			772,271
Chemicals - 2.07%			Mining - 1.47%
Hanwha Chemical Corp.	25,000	296,762	Yanzhou Coal Mining Co.	154,059	210,070

Commercial Services - 0.39%			Office Furnishings - 0.89%
Rotary Engineering Ltd.	265,849	56,214	Taiwan Fu Hsing Industrial Co. Ltd.	118,063	126,685

Commodities Trading - 3.19%			Oil & Gas - 4.91%
Noble Group Ltd.	505,848	455,704	China Petroleum & Chemical Corp.	485,000	190,756
			Petroleo Brasileiro SA ADR	12,187	511,001
Computer Systems - 5.68%					701,757
Advantech Co. Ltd.	248,000	577,822	Paper - 0.66%
Asia Vital Components Co. Ltd.	304,000	235,057	Votorantim Celulose e Papel SA ADR	8,569	94,173
		812,879
Conglomerates - 8.69%			Precious Metals - 2.82%
Bidvest Group Ltd.	31,991	360,587	Caemi Mineracao e Metalurgia SA	380,848	293,598
GS Holdings Corp.	6,000	143,460	Companhai Vale do Rio Doce ADR	4,758	110,386
Itausa Investimentos Itau SA	315,519	613,333			403,984
Multi-Purpose Holdings Berhad *	579,174	125,680	Printing - 1.07%
		1,243,060	SNP Leefung Holdings Ltd.	750,000	153,689
Electronic Equipment - 4.37%
Korea Tronics, Inc.	26,659	155,128	Real Estate - 4.29%
Samsung Electronics Co. Ltd.*	1,029	470,623	Asian Property Development PCL	1,180,301	110,209
		625,751	Bandar Raya Developments Berhad	190,425	94,679
Entertainment Software - 1.22%			Inversiones y Representaciones
The9 Ltd. ADR*	9,500	173,850	SA GDR*	16,000	180,160
			Midland Realty Holdings Ltd.	363,569	229,371
Food Distribution - 0.98%					614,419
Grupo Modelo SA de C.V.	49,510	140,641	Recycling Services - 2.37%
			Citiraya Industries Ltd.	475,380	31,993
Gaming Services - 1.48%			Insun ENT Co. Ltd.	17,090	307,087
Dreamgate Corp. Berhad *	190,423	85,214			339,080
Kangwon Land, Inc.	8,984	126,226	Retail-Automobiles - 3.28%
		211,440	Astra International, Inc.	108,977	120,590
			Hyundai Mobis	5,332	348,924
					469,514
SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund (Continued)
April 30, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
Retail-Other - 3.33%			TOTAL COMMON STOCK
Controladora Comercial			(Cost - $ 11,687,902)		$ 13,726,727
Mexicana SA de C.V.	66,000	$ 69,041
Linmark Group Ltd.	650,000	222,743	WARRANTS - 0.07%
Wal-Mart de Mexico SA*	50,000	184,868	Lippo Bank Certificates of Entitlement*	1,645,265	-
		476,652	Major Cineplex Group PCL,
Rubber Manufacturer - 2.63%			due 2/2/2007*	104,733	4,990
First Engineering Ltd.	273,275	187,495	Multi-Purpose Holdings Berhad,
Top Glove Corp. Berhad	161,404	188,621	due 2/26/2009 *	38,085	3,157
		376,116	Quality Houses PCL,
Semiconductors - 1.11%			due 9/11/2008 *	289,444	1,907
MediaTek, Inc.	21,000	159,055	Total Warrants (Cost - $ 1,057)		10,054

Steel - 5.38%			SHORT TERM INVESTMENT - 8.99%
Gerdau SA	25,000	244,462	Milestone Treasury Obligation
Grupo Industrial Saltillo SA de C.V.*	92,851	135,647	Portfolio - Institutional Class
POSCO ADR	2,285	104,036	(Cost - $1,285,965)	1,285,965	1,285,965
Tenaris SA ADR	5,000	285,750
		769,895	Total Investments - 105.01%
Telecommunications - 3.91%			(Cost - $12,974,924)		15,022,746
Compania Anonmia Nacional			Other assets less liabilities - (5.01)%		(717,156)
Telefonos de Venezuela ADR	14,854	284,306	NET ASSETS - 100.00%		$ 14,305,590
Shin Corp. PCL	289,445	275,528
		559,834
Textiles - 3.23%
Texwinca Holdings Ltd.	174,000	145,210
Weiqiao Textile Co. Ltd.	239,957	316,546
		461,756
Tools - 0.93%
Basso Industry Corp.	53,319	132,869

Transportation - 4.48%
Berlian Laju Tanker Tbk PT	4,850,000	446,520
Transmile Group Berhad	75,000	186,720
Wan Hai Lines Ltd.	7,000	7,338
		640,578

*Non-income producing security
ADR - American Depositary Receipts
GDR- Global Depositary Receipts

Dunham Small Cap Growth Fund

Message from the Sub-Adviser

Pier Capital LLC

Stamford, Connecticut

This is the semi-annual report for the Dunham Small Cap Growth Fund.

The period was tough on small-cap growth stocks, as the Russell 2000 Growth Index lost 10%. It was the worst performing major domestic equity asset class in the period. Small-cap stocks were weak, and the growth style declined meaningfully.

The Fund outperformed its index meaningfully – by over 5% – in the reporting period. Adjustments in less economically-sensitive industries by Pier was positive for the Fund in the period.  Specifically, a rotation by portfolio manager Vinay Ved out of technology stocks and into defensive health care companies added value. This rotation was due to the lack of compelling values and continued cannibalization of margins in the technology sector.

The other positive sector attribution for the Fund in the period was consumer discretionary. In the sector, restaurants and retailers performed well for the portfolio. The Fund’s exposure to the area, and the solid returns, are due to bottom-up individual company specific results. That said, Pier views consumer-related companies in a better light, and has been reducing the capital goods allocation and moving assets into consumer stocks.

In a change from their tradition, Pier was less aggressive in its turnover during the period, as they are not seeing ample opportunities for momentum plays. The Fund’s financial holdings were notably steady throughout the period.

An emerging theme of the Fund were health care stocks. The Fund’s allocation to the sector rose 5% to 25% of assets during the first several months of 2005.

The Fund rolled out of some of its commodity/industrial positions in the period, and the online (Internet) theme was negative, thus the manager sold out of these holdings as well.

As of the end of April, the Fund holds a price-to-earnings ratio equal to the index, and a faster earnings growth rate.  These characteristics lead to a lower PEG ratio, which is a factor that Pier generally believes in.

Portfolio Summary

Top 10 Portfolio Holdings*		Portfolio Composition*
Company
Affiliated Managers Group, Inc.	2.41%
Tractor Supply Co.	2.35%
Pharmaceutical Product Development, Inc.	2.25%
Abercrombie & Fitch Co.-Cl. A	2.13%
Valassis Communications, Inc.	2.04%
Hologic, Inc.	1.98%
Ventana Medical Systems, Inc.	1.67%
iPayment Holdings, Inc.	1.60%
ArthroCare Corp.	1.49%
JLG Industries, Inc.	1.46%

*Based on portfolio market value as of April 30, 2005.
Top 10 Portfolio Holdings excludes short-term investments.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund
April 30, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 95.92%			Food Processing - 2.59%
Advertising Services - 1.06%			Peet's Coffee & Tea, Inc.*	8,500	$ 215,050
Getty Images, Inc.*	2,900	$ 207,495	United Natural Foods, Inc.*	10,900	292,120
					507,170
Air Freight - 0.75%			Footwear - 1.08%
EGL, Inc.*	7,571	147,710	Wolverine World Wide, Inc.	10,417	211,361

Biotechnology - 1.11%			Insurance - 4.50%
PRA International*	8,500	217,515	Centene Corp.*	6,440	179,354
			Pacificare Health Systems, Inc.*	3,900	233,064
Casino Hotels - 0.92%			Tower Group, Inc.	22,156	265,650
Las Vegas Sands Corp.*	4,800	179,760	WellCare Health Plans, Inc.*	6,861	202,400
					880,468
Commercial Banks - 2.01%			Internet - 1.50%
Mercantile Bank Corp.	5,745	227,502	Gravity Co. Ltd. ADR*	19,600	175,224
Texas Capital Bancshares, Inc.*	9,300	166,191	Harris Interactive, Inc.*	28,521	118,647
		393,693			293,871
Commercial Services - 3.20%			Investment Services - 3.54%
iPayment Holdings, Inc.*	9,025	328,420	Affiliated Managers Group, Inc.*	7,903	494,175
Providence Service Corp.*	5,821	148,959	GFI Group, Inc.*	8,500	198,475
QC Holdings, Inc.*	11,390	147,614			692,650
		624,993	Medical - 21.15%
Communications - 0.00%			Allscripts Healthcare Solutions, Inc.*	14,600	191,114
AudioCodes Ltd.*	5	49	ArthroCare Corp.*	10,400	305,552
			Charles River Laboratories
Computer Services - 2.00%			International, Inc.*	3,900	184,743
Cognizant Technology			Community Health Systems, Inc.*	6,000	218,700
Solutions Corp.- Cl. A*	5,316	223,325	Covance, Inc.*	4,800	219,072
Ness Technologies, Inc.*	15,746	168,482	Foxhollow Technologies, Inc.*	8,000	247,920
		391,807	Henry Schein, Inc.*	5,700	213,807
Construction Products &			Hologic, Inc.*	11,440	407,035
& Services - 5.65%			Kinetic Concepts, Inc.*	4,700	288,815
Bucyrus International, Inc.- Cl. A	5,695	221,763	Laserscope, Inc.*	6,495	205,762
Interline Brands, Inc.*	11,900	197,540	Palomar Medical Technologies, Inc.*	9,600	215,040
JLG Industries, Inc.	14,700	299,586	Psychiatric Solutions, Inc.*	6,946	298,817
Joy Global, Inc.	6,086	206,133	Quest Diagnostics, Inc.*	1,900	201,020
Terex Corp.*	4,800	179,424	ResMed, Inc.*	3,200	198,720
		1,104,446	Symmetry Medical, Inc.*	10,600	182,320
Consulting Services - 1.04%			Syneron Medical Ltd.*	7,500	217,500
Corporate Executive Board Co.	3,100	203,763	Ventana Medical Systems, Inc.*	8,612	342,930
					4,138,867
Cosmetics & Toiletries - 0.81%			Oil & Gas Exploration - 3.82%
Parlux Fragrances, Inc.*	9,400	158,390	Bill Barrett Corp.*	6,900	183,816
			Energy Partners Ltd.*	8,800	201,168
E-Commerce - 0.89%			Toreador Resources Corp.*	8,950	150,718
Arbinet-thexchange, Inc.*	9,000	173,790	Ultra Petroleum Corp.*	4,200	212,016
					747,718
Electronic Equipment - 1.04%			Pharmaceutical - 2.36%
Molecular Devices Corp.*	10,800	204,120	Pharmaceutical Product
			Development, Inc.*	10,176	461,787
Engineering Services - 0.95%
Shaw Group, Inc.*	10,300	186,121

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund (Continued)
April 30, 2005

		Market			Market
Security	Shares	Value	Security	Shares	Value
Printing - 2.15%			Schools / Daycare - 2.51%
Valassis Communications, Inc.*	11,900	$ 419,475	Bright Horizons Family Solutions, Inc.*	6,200	$ 210,118
			Educate, Inc.*	23,406	280,872
Recreational Activities - 1.12%					490,990
Life Time Fitness, Inc.*	8,086	218,888	Semiconductors - 0.97%
			MIPS Technologies, Inc.*	2,300	16,100
Resorts / Theme Parks - 2.71%			Volterra Semiconductor Corp.*	16,300	173,921
Great Wolf Resorts, Inc.*	11,200	237,720			190,021
Kerzner International Ltd.*	5,320	293,079	Transportation - Miscellaneous - 0.95%
		530,799	UTI Worldwide, Inc.	2,900	186,006
Retail-Apparel - 3.98%
Abercrombie & Fitch Co.- Cl. A	8,100	436,995	Transportation - Trucking - 1.17%
Carter's, Inc.*	3,420	129,002	Quality Distribution, Inc.*	23,500	229,360
Urban Outfitters, Inc.*	4,800	212,640
		778,637	Veterinary Diagnostics - 1.07%
Retail-Auto Parts - 2.28%			VCA Antech, Inc.*	9,000	209,520
Advance Auto Parts, Inc.*	4,600	245,410
O'Reilly Automotive, Inc.*	3,900	200,148	TOTAL COMMON STOCK
		445,558	(Cost - $17,973,067)		18,768,051
Retail-Mail Order - 1.17%
Celebrate Express, Inc.*	16,086	228,904	SHORT TERM INVESTMENT - 9.09%
			Milestone Treasury Obligation
Retail-Restaurant/Specialty - 7.31%			Portfolio- Institutional Class
Buffalo Wild Wings, Inc.*	5,900	179,478	(Cost - $1,779,740)	1,779,740	1,779,740
California Pizza Kitchen, Inc.*	8,400	191,520
Cheesecake Factory, Inc.*	6,400	196,416	Total Investments - 105.01%
Darden Restaurants, Inc.	7,000	210,000	(Cost - $19,752,807)		20,547,791
P.F. Chang's China Bistro, Inc.*	3,715	206,257	Other assets less liabilities - (5.01)%		(980,632)
Red Robin Gourmet Burgers, Inc.*	4,500	218,070	NET ASSETS - 100.00%		$ 19,567,159
Texas Roadhouse, Inc.- Cl. A*	8,766	228,091
		1,429,832
Retail-Other - 6.56%
Dick's Sporting Goods, Inc.*	6,400	196,864
Guitar Center Management, Inc.*	3,800	187,530
Medco Health Solutions, Inc.*	4,700	239,559
Petco Animal Supplies, Inc.*	5,600	175,280
Tractor Supply Co.*	12,016	483,284
		1,282,517

*Non-income producing security
ADR - American Depositary Receipts

THIS PAGE INTENTIONALLY LEFT BLANK.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2005

		Dunham
	Dunham	Corporate /	Dunham	Dunham	Dunham
	Short-Term	Government	Real Estate	Appreciation &	International
	Bond Fund	Bond Fund	Stock Fund	Income Fund	Stock Fund
Assets:
Investments in securities, at cost	$ 42,376,424	$ 49,722,078	$ 9,119,860	$ 17,714,145	$ 20,197,499
Investments in securities, at value	$ 42,139,627	$ 49,916,893	$ 11,581,647	$ 18,764,541	$ 22,828,432
Cash	-	16,502	-	-	-
Receivable for securities sold	2,701	4,222,786	102,356	-	-
Interest and dividends receivable	399,278	353,680	14,839	40,984	95,023
Receivable for fund shares sold	-	-	-	9,488	13,282
Prepaid expenses and other assets	26,799	25,083	24,225	24,707	24,805
Total Assets	42,568,405	54,534,944	11,723,067	18,839,720	22,961,542

Liabilities:
Payable for securities purchased	424,163	12,557,781	-	369,501	-
Payable for fund shares redeemed	47,733	168,897	593,071	5,123	6,751
Payable for distribution fees	13,272	9,920	2,538	4,565	6,199
Payable to adviser	27,714	27,308	10,144	20,858	21,264
Accrued expenses and other liabilities	22,315	12,748	5,750	12,907	12,815
Total Liabilities	535,197	12,776,654	611,503	412,954	47,029

Net Assets	$ 42,033,208	$ 41,758,290	$ 11,111,564	$ 18,426,766	$ 22,914,513

Net Assets:
Paid in capital	$ 42,524,050	$ 41,335,617	$ 8,083,197	$ 16,395,739	$ 20,369,034
Undistributed net investment income (loss)	98	6,044	82,789	(91,023)	(10,900)
Accumulated net realized gain (loss) on
investments and foreign currency transactions	(254,143)	221,814	483,791	1,071,654	(74,554)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(236,797)	194,815	2,461,787	1,050,396	2,630,933

Net Assets	$ 42,033,208	$ 41,758,290	$ 11,111,564	$ 18,426,766	$ 22,914,513

Net Asset Value Per Share
Class C Shares:
Net Assets	$ 20,977,483	$ 16,277,334	$ 3,238,677	$ 5,361,102	$ 7,341,253
Shares of beneficial interest outstanding	2,118,432	1,176,969	176,440	648,507	606,065
Net asset value, offering and
redemption price per share	$ 9.90	$ 13.83	$ 18.36	$ 8.27	$ 12.11

Class N Shares:
Net Assets	$ 21,055,725	$ 25,480,956	$ 7,872,887	$ 13,065,664	$ 15,573,260
Shares of beneficial interest outstanding	2,125,346	1,840,483	427,401	1,574,847	1,281,815
Net asset value, offering and
redemption price per share	$ 9.91	$ 13.84	$ 18.42	$ 8.30	$ 12.15

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2005

				Dunham
	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Small Cap	Large Cap	Markets	Small Cap
	Value Fund	Value Fund	Growth Fund	Stock Fund	Growth Fund
Assets:
Investments in securities, at cost	$ 29,981,269	$ 16,291,245	$ 33,392,134	$ 12,974,924	$ 19,752,807
Investments in securities, at value	$ 35,226,382	$ 18,220,967	$ 34,174,610	$ 15,022,746	$ 20,547,791
Cash	-	28,570	-	-	-
Foreign currency, at value (Cost - $49,169)	-	-	-	49,782	-
Receivable for securities sold	-	-	116,055	78,328	431,163
Interest and dividends receivable	46,393	8,463	29,437	79,172	3,969
Receivable for fund shares sold	209,749	-	-	3,606	-
Prepaid expenses and other assets	25,130	24,830	25,072	72,889	24,825
Total Assets	35,507,654	18,282,830	34,345,174	15,306,523	21,007,748

Liabilities:
Payable for securities purchased	-	-	-	975,268	1,006,272
Payable for fund shares redeemed	11,117	266,149	400,716	3,440	397,627
Payable for distribution fees	8,978	4,933	8,345	3,329	5,205
Payable to adviser	30,284	21,033	31,191	14,308	21,159
Accrued expenses and other liabilities	18,836	8,568	16,482	4,588	10,326
Total Liabilities	69,215	300,683	456,734	1,000,933	1,440,589

Net Assets	$ 35,438,439	$ 17,982,147	$ 33,888,440	$ 14,305,590	$ 19,567,159

Net Assets:
Paid in capital	$ 29,801,261	$ 15,991,706	$ 30,860,216	$ 11,459,818	$ 16,816,722
Undistributed net investment income (loss)	(21,401)	(134,643)	(166,445)	22,340	(181,082)
Accumulated net realized gain (loss) on
investments and foreign currency transactions	413,466	195,362	2,412,193	773,842	2,136,535
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	5,245,113	1,929,722	782,476	2,049,590	794,984

Net Assets	$ 35,438,439	$ 17,982,147	$ 33,888,440	$ 14,305,590	$ 19,567,159

Net Asset Value Per Share
Class C Shares:
Net Assets	$ 10,764,016	$ 5,709,776	$ 10,176,397	$ 3,962,444	$ 5,995,686
Shares of beneficial interest outstanding	966,160	504,659	2,240,417	261,162	427,224
Net asset value, offering and
redemption price per share	$ 11.14	$ 11.31	$ 4.54	$ 15.17	$ 14.03

Class N Shares:
Net Assets	$ 24,674,423	$ 12,272,371	$ 23,712,043	$ 10,343,146	$ 13,571,473
Shares of beneficial interest outstanding	2,207,271	1,081,502	5,202,998	679,964	963,473
Net asset value, offering and
redemption price per share	$ 11.18	$ 11.35	$ 4.56	$ 15.21	$ 14.09

STATEMENTS OF OPERATIONS (Unaudited)
From Commencement of Operations* through April 30, 2005

		Dunham
	Dunham	Corporate /	Dunham	Dunham	Dunham
	Short-Term	Government	Real Estate	Appreciation &	International
	Bond Fund	Bond Fund	Stock Fund	Income Fund	Stock Fund
Investment Income:
Interest income	$ 620,139	$ 590,476	$ 1,426	$ 62,530	$ 13,686
Dividend income	-	-	191,949	45,352	187,457
Less: Foreign withholding taxes	-	-	-	-	(14,167)
Total Investment Income	620,139	590,476	193,375	107,882	186,976

Operating Expenses:
Investment advisory fees	147,659	132,803	48,101	108,480	101,173
Distribution fees- Class C Shares	78,653	52,713	13,377	27,098	33,085
Administration fees	30,272	24,999	6,693	12,398	14,076
Fund accounting fees	19,044	16,381	4,939	8,505	9,554
Registration fees	16,642	17,014	17,014	17,014	17,014
Professional fees	15,807	11,400	5,786	8,359	6,957
Transfer agent fees	9,241	10,964	10,964	10,964	10,964
Custodian fees	5,744	4,328	1,251	2,409	2,228
Printing and postage expense	3,668	1,996	628	1,254	912
Insurance expense	1,747	1,359	426	853	621
Trustees' fees	1,001	535	535	535	535
Miscellaneous expenses	892	756	872	1,036	757
Total Operating Expenses	330,370	275,248	110,586	198,905	197,876
Less: Advisory fees waived	(1,578)	(4,700)	-	-	-
Net Operating Expenses	328,792	270,548	110,586	198,905	197,876

Net Investment Income (Loss)	291,347	319,928	82,789	(91,023)	(10,900)

Realized and Unrealized
Gain (Loss) on Investments and
Foreign Currency:
Net realized gain (loss) from investments
and foreign currency	(254,143)	221,814	483,791	1,071,654	(74,554)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(236,797)	(416,336)	(596,152)	(2,455,099)	(558,124)
Net Realized and Unrealized Gain (Loss)	(490,940)	(194,522)	(112,361)	(1,383,445)	(632,678)

Net Increase (Decrease) in Net Assets
Resulting From Operations	$ (199,593)	$ 125,406	$ (29,572)	$ (1,474,468)	$ (643,578)

*All Funds commenced operations on December 10, 2004, with the exception of Short-Term Bond, which commenced operations on December 13, 2004.

STATEMENTS OF OPERATIONS (Unaudited)
From Commencement of Operations* through April 30, 2005

				Dunham
	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Small Cap	Large Cap	Markets	Small Cap
	Value Fund	Value Fund	Growth Fund	Stock Fund	Growth Fund
Investment Income:
Interest income	$ 8,265	$ 12,684	$ 3,916	$ 6,925	$ 7,749
Dividend income	247,679	44,427	104,638	164,484	7,997
Less: Foreign withholding taxes	-	-	(474)	(13,726)	(43)
Total Investment Income	255,944	57,111	108,080	157,683	15,703

Operating Expenses:
Investment advisory fees	155,733	104,420	153,969	64,971	104,892
Distribution fees- Class C Shares	48,652	27,450	45,138	17,156	29,314
Administration fees	21,667	11,934	20,529	8,316	12,910
Registration fees	17,014	17,014	17,014	17,014	17,014
Fund accounting fees	14,298	8,215	13,587	5,954	8,824
Transfer agent fees	10,964	10,964	10,964	10,964	10,964
Professional fees	10,698	6,722	9,997	5,553	7,424
Custodian fees	3,846	1,969	3,570	3,165	2,231
Printing and postage expense	1,825	856	1,655	570	1,027
Insurance expense	1,243	582	1,125	388	698
Miscellaneous expenses	757	1,093	1,510	757	952
Trustees' fees	535	535	535	535	535
Total Operating Expenses	287,232	191,754	279,593	135,343	196,785
Less: Advisory fees waived	(9,887)	-	(5,068)	-	-
Net Operating Expenses	277,345	191,754	274,525	135,343	196,785

Net Investment Income (Loss)	(21,401)	(134,643)	(166,445)	22,340	(181,082)

Realized and Unrealized
Gain (Loss) on Investments and
Foreign Currency:
Net realized gain (loss) from investments
and foreign currency	413,466	195,362	2,412,193	773,842	2,136,535
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	141,700	(1,982,925)	(2,889,397)	312,856	(2,918,730)
Net Realized and Unrealized Gain (Loss)	555,166	(1,787,563)	(477,204)	1,086,698	(782,195)

Net Increase (Decrease) in Net Assets
Resulting From Operations	$ 533,765	$ (1,922,206)	$ (643,649)	$ 1,109,038	$ (963,277)

*All Funds commenced operations on December 10, 2004, with the exception of Short-Term Bond, which commenced operations on December 13, 2004.

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
From Commencement of Operations* through April 30, 2005

		Dunham
	Dunham	Corporate /	Dunham	Dunham	Dunham
	Short-Term	Government	Real Estate	Appreciation &	International
	Bond Fund	Bond Fund	Stock Fund	Income Fund	Stock Fund
Operations:
Net investment income (loss)	$ 291,347	$ 319,928	$ 82,789	$ (91,023)	$ (10,900)
Net realized gain (loss) from investments
and foreign currency	(254,143)	221,814	483,791	1,071,654	(74,554)
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency	(236,797)	(416,336)	(596,152)	(2,455,099)	(558,124)
Net Increase (Decrease) in Net Assets
Resulting From Operations	(199,593)	125,406	(29,572)	(1,474,468)	(643,578)

Distributions to Shareholders From:
Net Investment Income:
Class C	(128,061)	(111,886)	-	-	-
Class N	(163,188)	(201,998)	-	-	-
Total Dividends and Distributions
to Shareholders	(291,249)	(313,884)	-	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class C	713,979	3,445,099	146,480	58,115	284,952
Class N	13,773,495	10,794,743	2,210,455	3,670,463	4,416,041
Reinvestment of dividends and distributions
Class C	128,061	111,886	-	-	-
Class N	163,188	201,998	-	-	-
Cost of shares redeemed
Class C	(17,425,567)	(7,703,459)	(1,671,515)	(4,184,546)	(2,999,438)
Class N	(14,869,047)	(2,805,572)	(1,491,082)	(2,789,975)	(656,008)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(17,515,891)	4,044,695	(805,662)	(3,245,943)	1,045,547

Total Increase (Decrease) in Net Assets	(18,006,733)	3,856,217	(835,234)	(4,720,411)	401,969

Net Assets:
Beginning of period	60,039,941	37,902,073	11,946,798	23,147,177	22,512,544
End of period**	$ 42,033,208	$ 41,758,290	$ 11,111,564	$ 18,426,766	$ 22,914,513
** Includes undistributed net investment
income (loss) at end of period	$ 98	$ 6,044	$ 82,789	$ (91,023)	$ (10,900)

*All Funds commenced operations on December 10, 2004, with the exception of Short-Term Bond, which commenced operations on December 13, 2004.

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
From Commencement of Operations* through April 30, 2005

				Dunham
	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Small Cap	Large Cap	Markets	Small Cap
	Value Fund	Value Fund	Growth Fund	Stock Fund	Growth Fund
Operations:
Net investment income (loss)	$ (21,401)	$ (134,643)	$ (166,445)	$ 22,340	$ (181,082)
Net realized gain (loss) from investments
and foreign currency	413,466	195,362	2,412,193	773,842	2,136,535
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency	141,700	(1,982,925)	(2,889,397)	312,856	(2,918,730)
Net Increase (Decrease) in Net Assets
Resulting From Operations	533,765	(1,922,206)	(643,649)	1,109,038	(963,277)

Distributions to Shareholders From:
Net Investment Income:
Class C	-	-	-	-	-
Class N	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	-	-	-	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class C	190,734	238,625	1,066,760	274,381	97,918
Class N	6,687,010	3,452,106	7,397,791	3,046,068	3,696,908
Reinvestment of dividends and distributions
Class C	-	-		-	-
Class N	-	-		-	-
Cost of shares redeemed
Class C	(5,085,507)	(3,646,163)	(5,157,245)	(2,039,258)	(3,959,134)
Class N	(2,244,347)	(1,821,754)	(1,899,561)	(632,221)	(2,398,672)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(452,110)	(1,777,186)	1,407,745	648,970	(2,562,980)

Total Increase (Decrease) in Net Assets	81,655	(3,699,392)	764,096	1,758,008	(3,526,257)

Net Assets:
Beginning of period	35,356,784	21,681,539	33,124,344	12,547,582	23,093,416
End of period**	$ 35,438,439	$ 17,982,147	$ 33,888,440	$ 14,305,590	$ 19,567,159
** Includes undistributed net investment
income (loss) at end of period	$ (21,401)	$ (134,643)	$ (166,445)	$ 22,340	$ (181,082)

*All Funds commenced operations on December 10, 2004, with the exception of Short-Term Bond, which commenced operations on December 13, 2004.

FINANCIAL HIGHLIGHTS (Unaudited)
From Commencement of Operations* Through April 30, 2005

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.

		Dunham
	Dunham	Corporate /	Dunham	Dunham	Dunham
	Short-Term	Government	Real Estate	Appreciation &	International
	Bond Fund	Bond Fund	Stock Fund	Income Fund	Stock Fund
Class C:
Net asset value, beginning of period	$ 10.00	$ 13.90	$ 18.51	$ 8.95	$ 12.47
Income (loss) from investment operations:
Net investment income (loss)**	0.05	0.09	0.11	(0.06)	(0.04)
Net realized and unrealized gain (loss)	(0.10)	(0.08)	(0.26)	(0.62)	(0.32)
Total income (loss) from investment operations	(0.05)	0.01	(0.15)	(0.68)	(0.36)
Less distributions:
Distributions from net investment income	(0.05)	(0.08)	0.00	0.00	0.00
Net asset value, end of period	$ 9.90	$ 13.83	$ 18.36	$ 8.27	$ 12.11

Total return +	(0.49)%	0.12%	(0.81)%	(7.60)%	(2.89)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 20,977	$ 16,277	$ 3,239	$ 5,361	$ 7,341
Ratios of expenses to average net assets:
Before advisory fee waivers***	2.11%	2.17%	3.32%	3.23%	2.87%
After advisory fee waivers***	2.10%	2.15%	3.32%	3.23%	2.87%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers***	1.21%	1.61%	1.57%	(1.83)%	(0.85)%
After advisory fee waivers***	1.22%	1.63%	1.57%	(1.83)%	(0.85)%
Portfolio turnover rate	123%	179%	54%	48%	10%

Class N:
Net asset value, beginning of period	$ 10.00	$ 13.90	$ 18.51	$ 8.95	$ 12.47
Income (loss) from investment operations:
Net investment income (loss)**	0.08	0.13	0.15	(0.03)	0.01
Net realized and unrealized gain (loss)	(0.09)	(0.07)	(0.24)	(0.62)	(0.33)
Total income (loss) from investment operations	(0.01)	0.06	(0.09)	(0.65)	(0.32)
Less distributions:
Distributions from net investment income	(0.08)	(0.12)	0.00	0.00	0.00
Net asset value, end of period	$ 9.91	$ 13.84	$ 18.42	$ 8.30	$ 12.15

Total return +	(0.15)%	0.41%	(0.49)%	(7.26)%	(2.57)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 21,056	$ 25,481	$ 7,873	$ 13,066	$ 15,573
Ratios of expenses to average net assets:
Before advisory fee waivers***	1.36%	1.43%	2.32%	2.23%	1.87%
After advisory fee waivers***	1.35%	1.40%	2.32%	2.23%	1.87%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers***	1.96%	2.35%	2.57%	(0.83)%	0.15%
After advisory fee waivers***	1.97%	2.38%	2.57%	(0.83)%	0.15%
Portfolio turnover rate	123%	179%	54%	48%	10%

*All Funds commenced operations on December 10, 2004, with the exception of Short-Term Bond, which commenced operations on December 13, 2004.
**The net investment income per share data was determined using the average shares outstanding throughout the period.
***Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (Unaudited)
From Commencement of Operations* through April 30, 2005

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.

				Dunham
	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Small Cap	Large Cap	Markets	Small Cap
	Value Fund	Value Fund	Growth Fund	Stock Fund	Growth Fund
Class C:
Net asset value, beginning of period	$ 11.00	$ 12.59	$ 4.63	$ 13.93	$ 14.81
Income (loss) from investment operations:
Net investment income (loss)**	(0.03)	(0.11)	(0.03)	(0.02)	(0.16)
Net realized and unrealized gain (loss)	0.17	(1.17)	(0.06)	1.26	(0.62)
Total income (loss) from investment operations	0.14	(1.28)	(0.09)	1.24	(0.78)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 11.14	$ 11.31	$ 4.54	$ 15.17	$ 14.03

Total return +	1.27%	(10.17)%	(1.94)%	8.90%	(5.27)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 10,764	$ 5,710	$ 10,176	$ 3,962	$ 5,996
Ratios of expenses to average net assets:
Before advisory fee waivers***	2.77%	3.20%	2.82%	3.28%	3.08%
After advisory fee waivers***	2.70%	3.20%	2.78%	3.28%	3.08%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers***	(0.88)%	(2.43)%	(1.99)%	(0.36)%	(2.88)%
After advisory fee waivers***	(0.81)%	(2.43)%	(1.95)%	(0.36)%	(2.88)%
Portfolio turnover rate	8%	17%	77%	21%	96%

Class N:
Net asset value, beginning of period	$ 11.00	$ 12.59	$ 4.63	$ 13.93	$ 14.81
Income (loss) from investment operations:
Net investment income (loss)**	0.01	(0.07)	(0.02)	0.05	(0.11)
Net realized and unrealized gain (loss)	0.17	(1.17)	(0.05)	1.23	(0.61)
Total income (loss) from investment operations	0.18	(1.24)	(0.07)	1.28	(0.72)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 11.18	$ 11.35	$ 4.56	$ 15.21	$ 14.09

Total return +	1.64%	(9.85)%	(1.51)%	9.19%	(4.86)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 24,674	$ 12,272	$ 23,712	$ 10,343	$ 13,571
Ratios of expenses to average net assets:
Before advisory fee waivers***	1.77%	2.20%	1.82%	2.28%	2.08%
After advisory fee waivers***	1.70%	2.20%	1.78%	2.28%	2.08%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers***	0.13%	(1.43)%	(0.99)%	0.64%	(1.88)%
After advisory fee waivers***	0.20%	(1.43)%	(0.95)%	0.64%	(1.88)%
Portfolio turnover rate	8%	17%	77%	21%	96%

*All Funds commenced operations on December 10, 2004, with the exception of Short-Term Bond, which commenced operations on December 13, 2004.
**The net investment income per share data was determined using the average shares outstanding throughout the period.
***Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

NOTES TO FINANCIAL STATEMENTS

April 30, 2005 (Unaudited)

1.     ORGANIZATION

The Dunham Funds (the “Funds”) are a series of AdvisorOne Funds (the “Trust”), a Delaware Business Trust organized on December 20, 1996 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Dunham Funds currently consist of ten funds : Short-Term Bond Fund; Corporate/Government Bond Fund; Real Estate Stock Fund; Appreciation & Income Fund; International Stock Fund; Large Cap Value Fund; Small Cap Value Fund; Large Cap Growth Fund; Emerging Markets Stock Fund and Small Cap Growth Fund.  The Large Cap Growth Fund and Real Estate Stock Fund operate as non-diversified funds within the meaning of the 1940 Act.  The remaining funds operate as diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Short-Term Bond	Current income and preservation of capital
Corporate/Government Bond	Current income and capital appreciation
Real Estate Stock	Capital appreciation
Appreciation & Income	Current income and capital appreciation
International Stock	Capital appreciation
Large Cap Value	Capital appreciation
Small Cap Value	Capital appreciation
Large Cap Growth	Capital appreciation
Emerging Markets Stock	Capital appreciation
Small Cap Growth	Capital appreciation

Currently, each Fund offers Class C and Class N shares.   Each class represents an interest in the same assets of the applicable Fund with the only difference being that Class C shares are subject to ongoing service and distribution charges.  The Dunham Funds, with the exception of Short-Term Bond, commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts ..  The Short-Term Bond Fund commenced operations on December 13, 2004.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in preparation of its financial statements.

a. Security Valuation – Equity securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  In the absence of a last sale price, securities are valued using the last available bid price.  U.S. government and agency securities are valued at the most recent bid price.  Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by the adviser and approved by the Board of Trustees of the Trust (the “Board”).  Where no last sale price for exchange traded debt securities is available, the bid  price may be used.  Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.  Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

Securities for which current market quotations are not readily available o r for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time.  Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s NAV.  However, funds may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time. As of April 30, 2005, the Emerging Markets Stock Fund adjusted the closing prices of certain securities in accordance with the Procedures.

NOTES TO FINANCIAL STATEMENTS

April 30, 2005 (Unaudited) (Continued)

                b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close .. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

                c. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis.  Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified costs of investments.

Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.  Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

                d. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States.  These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.  These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments.  Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group.  Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

                e. Federal Income Taxes – It is each Fund’s policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made.  Each Fund is treated as a separate taxpayer for federal income tax purposes.

                f. Distributions to Shareholders – It is each Funds’ policy to distribute its respective net investment income and net capital gains, if any, annually except for Short-Term Bond and Corporate/Government Bond, which will distribute their respective net income, if any, monthly.  Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.  Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses.

3.       INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

                a. Advisory Fees –  Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”), serves as each Fund ’ s Investment Adviser.  Pursuant to an Investment Management Agreement with the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds.  As compensation for these services, each Fund pays the Adviser a fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets in accordance with the following per annum schedule:

NOTES TO FINANCIAL STATEMENTS

April 30, 2005 (Unaudited) (Continued)

Fund	Advisory Fees
Short-Term Bond	0.80%
Corporate/Government Bond	0.85%
Real Estate Stock	1.15%
Appreciation & Income	1.40%
International Stock	1.15%
Large Cap Value	1.15%
Small Cap Value	1.40%
Large Cap Growth	1.20%
Emerging Markets Stock	1.25%
Small Cap Growth	1.30%

The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser.   The Adviser has entered into a sub-advisory agreement with each of the Sub-Advisers listed below and compensates each Sub-Adviser on a monthly basis according to the following schedule out of the investment advisory fees it receives from the applicable Fund.

Fund	Sub-Adviser	Annual Rates (as a percentage of average daily net assets)
Short-Term Bond	Merganser Capital Management LP	0.25% of first $50 million; 0.15% in excess of $50 million
Corporate/Government Bond	Seneca Capital Management LLC	0.35% of first $20 million; 0.30% in excess of $20 million
Real Estate Stock	ING Clarion Real Estate Securities LP	0.50% of first $20 million; 0.40% of next $80 million; 0.35% in excess of $100 million
Appreciation & Income	Calamos Advisers LLC	0.75% of first $25 million; 0.65% in excess of $25 million
International Stock	BPI Global Asset Management LLP	0.50%
Large Cap Value	C.S. McKee LP	0.50% of first $25 million; 0.35% in excess of $25 million
Small Cap Value	Babson Capital Management LLC	0.75% of first $35 million; 0.65% in excess of $35 million
Large Cap Growth	Baring Asset Management, Inc.	0.55% of first $25 million; 0.40% of next $50 million; 0.25% in excess of $75 million
Emerging Markets Stock	Van Eck Associates Corp.	0.60% of first $20 million; 0.50% in excess of $20 million
Small Cap Growth	Pier Capital, LLC	0.65%

The Sub-Adviser fees may be reduced based on total assets managed for the Adviser and its affiliates.  This reduction in Sub-Adviser fees will be passed on to the Fund through a reduction in management fees charged on a monthly basis.  For the period ended April 30, 2005, the Adviser waived the following amounts in management fees:

$1,578– Short-Term Bond Fund; $4,700– Corporate/Government Bond Fund; $9,887 – Large Cap Value Fund; $5,068 – Large Cap Growth Fund.

On March 24, 2005, the Board, including a majority of the Independent Trustees, approved an interim sub-advisory agreement with respect to the Dunham Large Cap Growth Fund between the Adviser and Baring Asset Management, Inc. (“Baring” - the current sub-adviser to the Fund), which took effect upon the change in control of Baring on April 1, 2005.  All terms under the interim sub-advisory agreement are identical to those of the Fund’s existing sub-advisory agreement with Baring, except that the interim sub-advisory agreement may last no more than 150 days, is terminable by either party upon 10 days’ notice and the fees will be held in escrow until a permanent sub-advisory agreement is approved by shareholders.

                b. Administration, Fund Accounting and Transfer Agent Fees – Gemini Fund Services, LLC (the “Administrator’) serves as the administrator, fund accountant and transfer agent of the Funds.  For providing administration services to the Funds, the Administrator receives a monthly fee calculated at an annual rate of 0.10% of the first $250 million of each Fund’s average daily net assets, and at reduced rates thereafter, subject to certain minimum requirements.  For providing fund accounting services, the Administrator receives from each Fund a monthly fee calculated at an annual rate of 0.05% of the first $250 million of a Fund’s average daily net assets, and at reduced rates thereafter, subject to certain minimum requirements, plus out-of-pockets.  For providing transfer agent services, the Administrator receives a minimum monthly or per account fee plus certain transaction charges, plus out-of-pocket expenses.

                c. Distributor – The distributor of the Funds is Dunham & Associates (the “Distributor”).  The Funds have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, as amended, for Class C shares.  The Plan of Distribution provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity funds and 0.50% for the fixed-income funds, based on the average daily net assets attributable to Class C shares.  In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares.  Class N shares do not pay 12b-1 distribution or shareholder servicing fees.

NOTES TO FINANCIAL STATEMENTS

April 30, 2005 (Unaudited) (Continued)

                 d. Trustees’ Fees – The Funds pay no compensation to its Trustees who are employees of the Adviser or its affiliates ..  The Board has approved the following Trustee compensation schedule:  Each Trustee will receive $3,000 for each regular board meeting attended in-person; a minimum of $1,000 for each special board meeting attended in-person, or $200 per Fund participating in the special meeting, whichever is greater; $750 for all telephonic board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a board meeting, in which case it will not be compensated.  The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

4.       INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the period from December 10, 2004* (commencement of operations) through April 30, 2005, were as follows:

Fund Short-Term Bond Corporate/Government Bond Real Estate Stock Appreciation & Income International Stock Large Cap Value Small Cap Value Large Cap Growth Emerging Markets Stock Small Cap Growth	Purchases	Sales Proceeds
	$96,831,877	$56,300,758
	69,825,268	65,740,077
	6,633,459	5,932,296
	9,934,885	11,956,733
	4,114,814	2,097,163
	5,758,914	3,317,796
	3,224,468	4,476,162
	28,309,001	25,676,587
	4,419,137	2,644,414
	19,480,581	21,109,538

                                                                                                    *Short-Term Bond commenced operations on December 13, 2004.

5.       AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at April 30, 2005, were as follows:

Fund	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation ( Depreciation )
Short-Term Bond	$42,376,424	$17,270	$(254,067)	$(236,797)
Corporate/Government Bond	49,722,078	579,030	(384,215)	194,815
Real Estate Stock	9,119,860	2,522,637	(60,850)	2,461,787
Appreciation & Income	17,714,145	1,757,566	(707,170)	1,050,396
International Stock	20,197,499	3,544,564	(913,631)	2,630,933
Large Cap Value	29,981,269	6,087,669	(842,556)	5,245,113
Small Cap Value	16,291,245	2,840,992	(911,270)	1,929,722
Large Cap Growth	33,392,134	2,323,606	(1,541,130)	782,476
Emerging Markets Stock	12,974,924	2,906,102	(858,280)	2,047,822
Small Cap Growth	19,752,807	1,881,730	(1,086,746)	794,984

6.       SHARES OF BENEFICIAL INTEREST

At April 30, 2005, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the period from December 10, 2004* (commencement of operations) through April 30, 2005:

NOTES TO FINANCIAL STATEMENTS

April 30, 2005 (Unaudited) (Continued)

	CLASS C SHARES				CLASS N SHARES
Fund	Issued	Dividends Reinvested	Redeemed	Net Increase (Decrease) in Shares	Issued	Dividends Reinvested	Redeemed	Net Increase (Decrease) in Shares
Short-Term Bond	71,732	12,918	(1,751,689)	(1,667,039)	1,389,346	16,456	(1,498,979)	(93,177)
Corporate/Government Bond	247,988	8,081	(556,441)	(300,372)	778,104	14,588	(202,519)	590,173
Real Estate Stock	8,576	-	(91,599)	(83,023)	123,054	-	(81,781)	41,273
Appreciation & Income	6,825	-	(472,868)	(466,043)	418,116	-	(314,587)	103,529
International Stock	22,067	-	(236,576)	(214,509)	348,971	-	(51,752)	297,219
Large Cap Value	16,360	-	(453,607)	(437,247)	596,173	-	(199,380)	396,793
Small Cap Value	19,356	-	(288,324)	(268,968)	278,025	-	(144,707)	133,318
Large Cap Growth	226,201	-	(1,114,218)	(888,017)	1,594,054	-	(412,731)	1,181,323
Emerging Markets Stock	17,326	-	(136,537)	(119,211)	200,878	-	(41,334)	159,544
Small Cap Growth	6,381	-	(263,337)	(256,956)	248,377	-	(160,044)	88,333

  *Short-Term Bond commenced operations on December 13, 2004.

7.       SUBSEQUENT EVENTS

a.      Proposed New Sub-Advisory Agreement:

On April 27, 2005, the Board, including a majority of the non-interested Trustees of the Board (the “Independent Trustees”), as that term is defined in the 1940 Act, approved, subject to shareholder approval, a sub-advisory agreement among the Trust (on behalf of the Dunham International Stock Fund), Neuberger Berman, LLC (“NB”) and the Adviser.  The Board was provided with information about NB, including the firm's history and ownership, biographies of NB key personnel, NB’s investment approach for international stock funds, past performance data for international stock accounts managed by NB, and fees charged by NB for those accounts. The Board also was provided with comparative data regarding fees and expenses of international stock funds generally.  During their deliberations, the Independent Trustees considered:  (1) the fees charged by NB in relation to the industry; (2) the extent and quality of services provided by NB; (3) the costs of services provided and the resulting profits to NB and its affiliates, including the extent to which NB would realize economies of scale as the Fund grows; (4) other revenue, if any, to NB and its affiliates from NB’s relationship with the Fund; (5) the control of operating expenses of the Fund; and (6) the manner in which portfolio transactions of the Fund are conducted, including the use of soft dollars. In addition, the Board asked the following important questions: (i) whether NB or any of its affiliates were involved in any lawsuits or whether there were any pending regulatory actions to which NB or was a party; (ii) whether NB manages other mutual funds, hedge funds and/or separate accounts; (iii) the length of time that NB has been a manager of open-end mutual funds; (iv) whether NB has procedures in place to adequately allocate trades among its respective clients; and (v) whether NB has approved a Chief Compliance Officer and adopted a Compliance Program  pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940 (the “Advisers Act”).

In addition, On April 27, 2005 the Board, including a majority of the Independent Trustees, approved, subject to shareholder and SEC approval, new forms of advisory and sub-advisory agreements for all Funds, which, together with the NB sub-advisory agreement, will be presented for shareholder approval in a proxy statement to be issued in the near future.

b.  Interim Sub-Advisory Agreements- Change in Control:

Dunham International Stock Fund: On May 23, 2005, the Board approved an interim sub-advisory agreement with respect to the Fund between the Adviser and BPI Global Asset Management LLP (“BPI” – the current sub-adviser to the Fund), which took effect upon the change in control of BPI on June 1, 2005.  All terms under the interim sub-advisory agreement with BPI were identical to those of the Fund’s existing sub-advisory agreement with BPI, except that the interim sub-advisory agreement could last no more than 150 days, was terminable by either party upon 10 days’ notice and the fees had to be held in escrow until a permanent sub-advisory agreement was approved by shareholders.

On June 20, 2005, the Board approved a new interim sub-advisory agreement with respect to the Fund between the Adviser and NB, to take effect on July 1, 2005.  All terms under the new interim sub-advisory agreement with NB are substantially identical to those of the existing interim sub-advisory agreement with BPI, except that the term is 120 days, not 150 days.

YOUR FUND’S EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses.  The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds.  This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period.  The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 12/10/04*	Ending Account Value 4/30/05	Expenses Paid During Period**	Ending Account Value 4/30/05	Expenses Paid During Period***
Class C:
Short-Term Bond Fund	2.10%	$1,000.00	$ 995.14	$ 7.98	$1,014.38	$10.49
Corporate/Government Bond Fund	2.15%	$1,000.00	$1,001.20	$ 8.37	$1,014.13	$10.74
Real Estate Stock Fund	3.32%	$1,000.00	$ 991.90	$12.86	$1,008.33	$16.53
Appreciation & Income Fund	3.23%	$1,000.00	$ 924.02	$12.09	$1,008.78	$16.09
International Stock Fund	2.87%	$1,000.00	$ 971.13	$11.00	$1,010.56	$14.31
Large Cap Value Fund	2.70%	$1,000.00	$1,012.73	$10.57	$1,011.41	$13.47
Small Cap Value Fund	3.20%	$1,000.00	$ 898.33	$11.82	$1,008.93	$15.94
Large Cap Growth Fund	2.78%	$1,000.00	$ 980.56	$10.71	$1,011.01	$13.86
Emerging Markets Fund	3.28%	$1,000.00	$1,089.02	$13.33	$1,008.53	$16.33
Small Cap Growth Fund	3.08%	$1,000.00	$ 947.33	$11.67	$1,009.52	$15.35
Class N:
Short-Term Bond Fund	1.35%	$1,000.00	$ 998.51	$ 5.14	$1,018.10	$ 6.76
Corporate/Government Bond Fund	1.40%	$1,000.00	$1,004.08	$ 5.46	$1,017.85	$ 7.00
Real Estate Stock Fund	2.32%	$1,000.00	$ 995.14	$ 9.00	$1,013.29	$11.58
Appreciation & Income Fund	2.23%	$1,000.00	$ 927.38	$ 8.36	$1,013.74	$11.13
International Stock Fund	1.87%	$1,000.00	$ 974.33	$ 7.18	$1,015.52	$ 9.35
Large Cap Value Fund	1.70%	$1,000.00	$1,016.36	$ 6.67	$1,016.36	$ 8.50
Small Cap Value Fund	2.20%	$1,000.00	$ 901.51	$ 8.14	$1,013.88	$10.99
Large Cap Growth Fund	1.78%	$1,000.00	$ 984.88	$ 6.87	$1,015.97	$ 8.90
Emerging Markets Fund	2.28%	$1,000.00	$1,091.90	$ 9.28	$1,013.49	$11.38
Small Cap Growth Fund	2.08%	$1,000.00	$ 951.38	$ 7.90	$1,014.48	$10.39

*Short-Term Bond Fund has a Beginning Account Value date of 12/13/04.

 **Actual- Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 142 days, with the exception of Short-Term Bond Fund (139), and divided by 365 (to reflect the number of days in the period).

***Hypothetical- Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the six month period ending April 30, 2005).

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on September 23, 2004, the Board, including the disinterested Trustees (the “Independent Trustees”), approved the an investment management agreement (the “Management Agreement”) between the Adviser and the Funds and sub-advisory agreements (the “Sub-Advisory Agreements”) between the Adviser and the Sub-Advisers to the Funds.

The Adviser and each Sub-Adviser provided the Board with written materials concerning: (a) information on the investment performance of the Adviser and each Sub-Adviser, a peer group of funds and appropriate index or combination of indices with respect to the existing accounts of the Adviser and each Sub-Adviser; (b) the economic outlook and the general investment outlook in the markets in which each Fund will invest; (c) arrangements with respect to the distribution of Fund shares; (d) the procedures employed to determine the value of Fund assets; (e) the Adviser’s management of the relationships with the Funds’ custodian; (f) the resources devoted to compliance with each Fund’s investment policies and restrictions and with policies on personal securities transactions; (g) and the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.  The Board also received an oral presentation concerning from representatives of the Adviser and Sub-Adviser regarding the above referenced items.

A representative of the Adviser reviewed the process that the Adviser undergoes in the selection and oversight of each Sub-Adviser, noting that the Adviser considers both quantitative and qualitative factors in their selection process.  The Adviser reviewed the quantitative factors, which include: a review of the money manager’s absolute and relative performance; performance in rising markets; performance in falling markets; risk adjusted performance; and assets under management.  The Adviser then discussed the qualitative factors, which include:  professional staff; investment philosophy; decision making process; research and trading capabilities; operations and systems capabilities; communication and reporting skills; organizational stability; and overall reputation in the industry.  The Adviser explained that the Sub-Advisers’ performance is primarily monitored by reviewing the quantitative factors listed above.  The Adviser then reviewed each Sub-Adviser’s composite returns as of June 30, 2004 as compared to relevant benchmark indices as well as reviewing the Adviser’s separate account returns as compared to relevant benchmarks as of August 31, 2004.

Representatives of each Sub-Adviser separately provided an overview of their organization and discussed the types of products that they offer to investors.  The Sub-Advisers each discussed their investment style, performance in their particular investment discipline and outlook for the markets in general.

The Board received satisfactory responses from the Adviser and each Sub-Adviser with respect to a series of important questions: (a) whether the Adviser and each Sub-Adviser, or any of their affiliates were involved in any lawsuits or whether there were any pending regulatory actions to which the Adviser and each Sub-Adviser or their affiliates was a party; (b) whether the Adviser and each Sub-Adviser manages other mutual funds, hedge funds and/or separate accounts; (c) the length of time that the Adviser and each Sub-Adviser has been a manager of open-end mutual funds; (d) whether the Adviser and each Sub-Adviser has procedures in place to adequately allocate trades among its respective clients; and (e) whether the Adviser and each Sub-Adviser has approved a Chief Compliance Officer and adopted a Compliance Program  pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940.

 The Independent Trustees met in executive session and considered:  (a) the nature, extent and quality of services to be provided by the Adviser and each Sub-Adviser under the Management and Sub-Advisory Agreements; (b) the investment performance of each Funds, the Adviser and each Sub-Adviser; (c) the cost of services to be provided and the profits to be realized by the Adviser, each Sub-Adviser and their affiliates, (d) the extent to which the Adviser and each Sub-Adviser will realize economies of scale as each Fund grows; and (e) whether the fee levels reflect these economies of scale for the benefit of investors.

During the Board’s deliberations, it was noted that they did not identify any single piece of information that was all-important or controlling with respect to the Management Agreement or Sub-Advisory Agreements. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously concluded that: (a) the terms of the Management Agreement are fair and reasonable; (b) the Adviser’s and each Sub-Adviser’s fees are reasonable in light of the services that it provides to each Fund; (c) each Agreement was in the best interests of each Fund and its shareholders; and (d) agreed to approve each Agreement for term of two years, subject to the approval of the initial shareholder of each Fund.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-3DUNHAM (338-6426).

THE DUNHAM FUNDS

P.O. BOX 910309 • SAN DIEGO • CALIFORNIA 92191

1-800-442-4358

DISTRIBUTED BY DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.

MEMBER NASD

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND'S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)         Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,  the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)         There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)    Not applicable for open-end investment companies.

(b)         Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AdvisorOne Funds

By (Signature and Title)

*/s/ W. Patrick Clarke

       W. Patrick Clarke, President

Date      7/8/2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ W. Patrick Clarke

        W. Patrick Clarke, President

Date       7/8/2005

By (Signature and Title)

*/s/ Michael J. Wagner

       Michael J. Wagner, Treasurer

Date       7/11/2005